                                                                    EXHIBIT 10.6



                           WARRANT PURCHASE AGREEMENT





                                 BY AND BETWEEN





                           ALLIS-CHALMERS CORPORATION
                             A DELAWARE CORPORATION
                                 (THE "COMPANY")


                                       AND


                        WELLS FARGO ENERGY CAPITAL, INC.
                               A TEXAS CORPORATION
                                  ("PURCHASER")





                                 CONCERNING THE
                   PURCHASE OF WARRANTS TO PURCHASE 1,500,000
                      SHARES OF THE COMPANY'S COMMON STOCK





                           EFFECTIVE FEBRUARY 1, 2002

                                TABLE OF CONTENTS

                           WARRANT PURCHASE AGREEMENT


                                                                                          Page
                                                                                          ----
ARTICLE I.  PURCHASE AND SALE OF WARRANTS....................................................1
        Section 1.1.  Sale and Issuance......................................................1
        Section 1.2.  Purchase; Purchase Price...............................................2
        Section 1.3.  Termination of Shareholder Agreement

ARTICLE II.  CLOSING DATE; DELIVERY..........................................................2
        Section 2.1.  Closing Date...........................................................2
        Section 2.2.  Payment; Delivery......................................................2

ARTICLE III.  REPRESENTATIONS AND WARRANTIES.................................................2
        Section 3.1.  Representations and Warranties of the Company..........................2
                (a)   Organization and Standing; Certificate and By-Laws.....................2
                (b)   Corporate Power........................................................2
                (c)   Authorization..........................................................3
                (d)   Capitalization.........................................................3
                (e)   Governmental Consent, etc..............................................4
                (f)   Offering...............................................................4
                (g)   Brokers or Finders.....................................................4
        Section 3.2.  Representations and Warranties of Purchaser............................4

ARTICLE IV.  CONDITIONS TO CLOSING...........................................................5
        Section 4.1.  Purchaser's Conditions.................................................5
                (a)   Representations and Warranties Correct.................................5
                (b)   Covenants..............................................................6
                (c)   Compliance Certificate.................................................6
                (d)   Consents...............................................................6
                (e)   Consummation of Loan Agreement.........................................6
        Section 4.2.  Company's Conditions...................................................6
                (a)   Representations........................................................6
                (b)   Closing of Loan Agreement..............................................6

ARTICLE V.  AFFIRMATIVE COVENANTS OF THE COMPANY.............................................6
        Section 5.1.  Financial Information..................................................6
                (a)   SEC Reports............................................................6
                (b)   Other Reports..........................................................7
        Section 5.2.  Transactions with Affiliates...........................................7
        Section 5.3.  Restrictions on Dividend Payments......................................7
                (a)   Restriction............................................................7
                (b)   Permitted Dividends....................................................7

        Section 5.4.  Access.................................................................8
        Section 5.5.  Rule 144 Reporting.....................................................8

ARTICLE VI.  THE COMPANY'S INDEMNIFICATION...................................................8
        Section 6.1.  Indemnification........................................................8

ARTICLE VII.  WARRANT A PUT AND CALL OPTIONS.................................................8

ARTICLE VIII.  WARRANT B PUT AND CALL OPTIONS

ARTICLE IX.  MISCELLANEOUS..................................................................14
        Section 9.1.  Governing Law.........................................................14
        Section 9.2.  Survival..............................................................14
        Section 9.3.  Successors and Assigns................................................14
        Section 9.4.  Entire Agreement, Amendment...........................................14
        Section 9.5.  Notices, etc..........................................................14
        Section 9.6.  Delays or Omissions...................................................15
        Section 9.7.  Counterparts..........................................................15
        Section 9.8.  Severability..........................................................15
        Section 9.9.  Titles and Subtitles..................................................15
        Section 9.10  Specific Performance..................................................15


                                    WARRANTS

ARTICLE I.  EXERCISE OF WARRANT..............................................................1
        Section 1.1.  Manner of Exercise.....................................................1
        Section 1.2.  When Exercise Effective................................................1
        Section 1.3.  Delivery of Stock Certificates, etc....................................1
                (a)   Certificates...........................................................2
                (b)   Warrant................................................................2

ARTICLE II. ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE................................2
        Section 2.1.  General; Warrant Price.................................................2
        Section 2.2.  Issuance of Additional Shares of Common Stock..........................2
        Section 2.3.  Extraordinary Dividends and Distributions..............................3
        Section 2.4.  Treatment of Options and Convertible Securities........................3
        Section 2.5.  Treatment of Stock Dividends, Stock Splits, etc........................4
        Section 2.6.  Computation of Consideration...........................................4
                (a)   Shares Actually Issued.................................................4
                (b)   Shares Deemed Issued...................................................4
                (c)   Stock Dividends, Etc...................................................5
                (d)   Services...............................................................5
        Section 2.7.  Adjustments for Combinations, etc......................................5
        Section 2.8.  Dilution in Case of Other Securities...................................5
        Section 2.9.  Appreciation Rights....................................................6

                (b)   Value Based on Liquidating Distributions...............................6
                (c)   Value Based on Dividends and Liquidating Distributions.................6
                (d)   Other Profits..........................................................6

ARTICLE III.  CONSOLIDATION, MERGER, ETC.....................................................6
        Section 3.2.  Assumption of Obligations..............................................6

ARTICLE IV.  OTHER PROVISIONS CONCERNING DILUTION............................................7
        Section 4.1.  Other Dilutive Events..................................................7
        Section 4.2.  No Dilution or Impairment..............................................7
        Section 4.3.  Accountant's and Company's Report as to Adjustments....................7
        Section 4.4.  Notices of Corporate Action............................................8
        Section 4.5.  Registration of Common Stock...........................................8
        Section 4.6.  Availability of Information............................................9
        Section 4.7.  Reservation of Stock, etc..............................................9

ARTICLE V.  RESTRICTIONS ON TRANSFER.........................................................9
        Section 5.1.  Restrictive Legends....................................................9
        Section 5.2.  Notice of Proposed Transfer; Opinions of Counsel.......................9
        Section 5.3.  Termination of Restrictions...........................................10

ARTICLE VI. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS................................10
        Section 6.1.  Ownership of Warrants.................................................10
        Section 6.2.  Office, Transfer and Exchange of Warrants.............................10
                (a)   Office................................................................10
                (b)   New Warrant...........................................................10
        Section 6.3.  Replacement of Warrants...............................................10

ARTICLE VII.  DEFINITIONS...................................................................11

ARTICLE VIII. MISCELLANEOUS.................................................................14
        Section 8.1.  Remedies..............................................................14
        Section 8.2.  No Rights or Liabilities as Stockholder...............................14
        Section 8.3.  Notices...............................................................14
        Section 8.4.  Miscellaneous.........................................................14

                           WARRANT PURCHASE AGREEMENT

        This Warrant Purchase Agreement ( the "AGREEMENT") is made and entered into as of February 1, 2002 , by and between Allis-Chalmers Corporation, a Delaware corporation (the "COMPANY"), and Wells Fargo Energy Capital, Inc., a Texas corporation (the "PURCHASER").


                              W I T N E S S E T H:

        WHEREAS, the Company and Purchaser have agreed to (i) the cancellation and termination of that certain Warrant (the "PRIOR WARRANT") to purchase 1,350,000 shares of the common stock, par value $0.01 per share, of Mountain Compressed Air, Inc., a Texas corporation ("MCAI") and wholly-owned subsidiary of OilQuip Rentals, Inc., a Delaware corporation ("OILQUIP"), which is a wholly-owned subsidiary of the Company, dated as of February 6, 2001, held by Purchaser, and (ii) the cancellation and termination of that certain Shareholders Agreement (the "PRIOR SHAREHOLDERS' AGREEMENT") dated as of February 6, 2001 by and among Purchaser, OilQuip, and MCAI (collectively, the "TERMINATIONS"); and

        WHEREAS, in connection with the Terminations and the transactions contemplated by that certain Credit Agreement between Purchaser and the Company, dated as of even date herewith, as same may be amended or restated from time to time (the "LOAN AGREEMENT"), Purchaser and the Company have agreed to (i) the issuance by the Company to Purchaser, in accordance with the terms of this Agreement, of Warrants to purchase an aggregate of 1,500,000 shares of the common stock, par value $0.15 per share, of the Company (the "COMMON STOCK");
(ii) enter into that certain Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), dated as of even date herewith, to provide Purchaser with certain rights with respect to the shares of Common Stock or other securities into which the Warrants will be exercisable upon payment of the purchase price as set forth in the Warrants (the "SHARES"); and (iii) enter into that certain Shareholders' Agreement (the "SHAREHOLDERS' AGREEMENT"), dated as of even date herewith, with Munawar H. Hidayatallah ("HIDAYATALLAH") and Energy Spectrum Partners, LP, a Delaware limited partnership ("ENERGY SPECTRUM"), to provide Purchaser with certain rights with respect to the Shares.

        NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, as well as for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, contract and agree as follows:


                    ARTICLE I. PURCHASE AND SALE OF WARRANTS

        Section 1.1. Sale and Issuance. The Company shall sell and issue to Purchaser at the Closing (as hereinafter defined) (i) a Warrant, dated effective as of the Closing Date, to purchase 465,000 shares of Common Stock ("WARRANT A"), the form of which is attached hereto as EXHIBIT A and incorporated herein,
(ii) a Warrant, dated effective as of the Closing Date (as hereinafter defined), purchase 700,000 shares of Common Stock ("WARRANT B"), the form of which is attached hereto as EXHIBIT B and incorporated herein, and (iii) a Warrant, dated effective as of the Closing Date, to purchase 335,000 shares of Common Stock ("WARRANT C"), the form of which is attached hereto as EXHIBIT C and incorporated herein (collectively, the "WARRANTS"), each on the terms and subject to adjustment as provided for therein.

        Section 1.2. Purchase; Purchase Price. Subject to the terms and conditions set forth herein, for and in consideration of the sale and issuance of the Warrants, Purchaser hereby (i) consents to the Terminations and (ii) agrees to enter into the Loan Agreement.

        Section 1.3. Termination of Prior Warrant. Purchaser, the Company and MCAI do hereby agree to terminate and cancel in all respects the Prior Warrant.

        Section 1.4. Termination of Prior Shareholders' Agreement. Purchaser, the Company, OilQuip and MCAI do hereby agree to terminate and cancel in all respects the Prior Shareholders' Agreement.

        Section 1.5. New Shareholders' Agreement. Purchaser, the Company, Hidayatallah and Energy Spectrum, do hereby agree to enter into the Shareholders' Agreement on mutually agreeable terms as of the date hereof.

        Section 1.6. Registration Rights Agreement. Purchaser and the Company do hereby agree to enter into the Registration Rights Agreement on mutually agreeable terms as of the date hereof.


                       ARTICLE II. CLOSING DATE; DELIVERY

        Section 2.1. Closing Date. The closing ("CLOSING") of the purchase and sale of the Warrants hereunder shall be held contemporaneously with the transactions contemplated by the Loan Agreement (the "CLOSING DATE") or at such other time and place upon which the Company and Purchaser shall agree.

        Section 2.2. Payment; Delivery. At the Closing, the Company will deliver to Purchaser the duly executed Warrants registered in the name of Purchaser, together with delivery by the Company of such other documents, certificates and opinions of counsel as may be required to be delivered by the Company to Purchaser as a condition to Purchaser's consummation of this Agreement.


                   ARTICLE III. REPRESENTATIONS AND WARRANTIES

        Section 3.1. Representations and Warranties of the Company. In order to induce Purchaser to enter into this Agreement, the Company hereby represents and warrants to Purchaser and each subsequent holder of Warrants, as follows:

               (a) Organization and Standing; Certificate and By-Laws. The Company is a corporation legally incorporated, duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the Company owns or leases property or in which the failure to be so qualified would have a material adverse affect on the Company's business as currently conducted.

               (b) Corporate Power. The Company has, and will have at the Closing and at all times during which the Warrants are exercisable, all requisite corporate power and authority to execute and deliver this Agreement, to sell and issue the Warrants hereunder, to issue the Shares upon exercise of the Warrants and to carry out and perform its obligations under the terms of this Agreement and the Warrants.

               (c) Authorization. All corporate action necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Warrants and (upon exercise of the Warrant) the Shares and the performance of all of the Company's obligations hereunder and under the Warrants have been taken. This Agreement and the Warrants each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by insolvency, bankruptcy, moratorium or other laws affecting the rights of creditors in general. The Shares have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Warrants, will be validly issued, fully paid and nonassessable. Upon issuance upon exercise of the Warrants, the Shares will be free of any liens, claims or encumbrances. The Shares are not subject to any preemptive rights or rights of first refusal.

               (d) Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 11,588,128 shares are issued and outstanding as of the date hereof, and 10,000,000 shares of preferred stock, par value $0.01 per share (the "PREFERRED STOCK"), of which no shares are issued and outstanding. The outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. All outstanding securities of the Company were issued in compliance with applicable federal and state securities laws. The Company has reserved 1,035,000 shares of Common Stock for issuance upon exercise of the Warrants. After giving effect to all of the transactions contemplated by the Loan Agreement, the authorized capital stock of the Company shall consist of 100,000,000 shares of Common Stock, of which [ ] shares shall be issued and outstanding, and 10,000,000 shares of Preferred Stock, of which 3,500,000 shares shall be issued and outstanding and designated as Series A 10% Cumulative Convertible Preferred Stock. Such shares shall be duly authorized and validly issued, shall be fully paid and nonassessable, and shall be issued in compliance with applicable federal and state securities laws. Other than as set forth on Schedule 3.1(d) attached hereto and made a part hereof, and except as specifically described above, the Company does not have, and will not have after giving effect to all of the transactions contemplated by the Loan Agreement, any outstanding capital stock or securities convertible into or exchangeable for any shares of its capital stock, or any outstanding rights (either preemptive or other) to subscribe for or to purchase, or any outstanding rights or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any outstanding calls, commitments or claims of any character relating to, any capital stock or any stock or securities convertible into or exchangeable for any capital stock of the Company. Except as provided in the Warrants and other than as set forth on Schedule 3.1(d) attached hereto and made a part hereof, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding sentence. Other than as set forth on Schedule 3.1(d) attached hereto and made a part hereof, the Company is not a party to any agreement (except as set forth in this Agreement) restricting the transfer of any shares of the Company's capital stock as of the date hereof or after giving effect to all of the transactions contemplated by the Loan Agreement.

               (e) Governmental Consent, etc. No consent, approval or authorization of (or designation, declaration or filing with) any governmental authority or the National Association of Securities Dealers, Inc., on the part of the Company is required in connection with the valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Warrants and the Shares pursuant hereto, or the consummation of any other transaction contemplated hereby.

               (f) Offering. The offer, sale and issuance of the Warrants, and the issuance of the Shares upon exercise of the Warrants, constitute transactions exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 (the "SECURITIES ACT") and any applicable state securities laws.

               (g) Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

        Section 3.2. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Company as follows:

               (a) Organization and Standing. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of Texas, and has full power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as contemplated.

               (b) Authorization. All corporate action on the part of the Purchaser, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the other agreements and documents contemplated herein, the performance of all the Purchaser's obligations hereunder have been taken. This Agreement and the other agreements and documents contemplated herein, when executed and delivered, shall constitute valid and legally binding obligations of the Purchaser enforceable in accordance with their respective terms, subject to, except as may be limited by insolvency, bankruptcy, moratorium or other laws affecting the rights of creditors in general.

               (c) Compliance with Other Instruments. Assuming the accuracy of the Company's representations and warranties under this Agreement, the execution, delivery, and performance of and compliance with this Agreement will not result in any violation of any term of the Certificate or Articles of Incorporation or Bylaws of the Purchaser.

               (d) Investment. The Purchaser has been advised that the Warrants and Shares have not been registered under the Securities Act of 1933 (as amended from time to time, the "Securities Act") nor qualified under any state securities law, on the ground that no distribution or public offering of the Securities is to be effected, and that in this connection the Company is relying in part on the representations of the Purchaser set forth in this Section 3.2. The Purchaser represents that:

                      (i) Investment Intent. The Warrants acquired by the Purchaser pursuant to this Agreement are being acquired by such Purchaser solely for such Purchaser's own account, for investment purposes only, and with no present intent to make any distribution (as such term is used in Section 2(11) of the Securities Act) of the Warrants or the Shares upon exercise of the Warrants;

                      (ii) Sophistication. The Purchaser is an experienced and sophisticated investor, is able to fend for itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the risks and merits of acquiring the Warrants. The Purchaser has had, during the course of this transaction and prior to its purchase of the Warrants, the opportunity to ask questions of, and receive answers from, the Company and its management concerning the Company and the terms and conditions of this Agreement. The Purchaser hereby acknowledges that such Purchaser has received all such information as such Purchaser considers necessary for evaluating the risks and merits of acquiring the Warrants or upon exercise the Shares and for verifying the accuracy of any information furnished to it or to which it had access. The Purchaser understands that there is no public market for the Warrants or upon exercise the Shares and that there may never be such a public market, and that even if a market develops it may never be able to sell or dispose of the Shares and may thus have to bear the risk of its investment for a substantial period of time, or forever. The Purchaser is aware that the Warrants or upon exercise the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions have been met and until the Purchaser or such Purchaser's qualified transferees have held the Shares for at least a year.

                      (iii) Accredited Investor. The Purchaser is an "accredited investor" for purposes of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.


                        ARTICLE IV. CONDITIONS TO CLOSING

        Section 4.1. Purchaser's Conditions. Purchaser's obligations to purchase the Warrants at the Closing are subject to the fulfillment of the following conditions, the waiver of which shall not be effective against Purchaser unless specifically consented to in writing:

               (a) Representations and Warranties Correct. The representations and warranties made by the Company in Section 3.1 hereof (including any representations of the Company incorporated by reference) shall be true and correct when made, and shall be true and correct on the Closing Date.

               (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

               (c) Compliance Certificate. The Company shall have delivered to Purchaser a certificate of the Company, executed by the President and Secretary of the Company, dated the Closing Date, and certifying, that all representations and warranties of the Company contained in the Agreement are true and correct on the Closing Date as if made on such date, that all conditions to the obligations of Purchaser to close the transactions contemplated by this Agreement have been satisfied or waived in writing by Purchaser and that the Company has complied with all covenants or obligations set forth in this Agreement.

               (d) Consents. Any consent, approval, authorization or order of any court or governmental agency or administrative body required for the consummation of the transactions contemplated by this Agreement, shall have been obtained and shall be in effect on the Closing Date.

               (e) Consummation of Loan Agreement. The Company shall have satisfied all conditions precedent to the obligation of the Purchaser to advance funds under the Loan Agreement in compliance with all applicable laws.

        Section 4.2. Company's Conditions. The Company's obligation to sell and issue the Warrants at the Closing is, at the option of the Company, subject to the fulfillment as of the Closing Date of the following conditions:

               (a) Representations. The representations made by Purchaser in
        Section 3.2 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

               (b) Closing of Loan Agreement. The loan contemplated by the Loan Agreement shall have been consummated in accordance with the terms of such commitment.


                 ARTICLE V. AFFIRMATIVE COVENANTS OF THE COMPANY

        Section 5.1. Financial Information. The Company will mail to each holder of any of the Warrants or Shares:

               (a) SEC Reports. The Company shall promptly mail copies of all quarterly and annual reports and of the information, documents and other reports which the Company is required to file with the Securities and Exchange Commission (the "COMMISSION"), exclusive of any exhibits to such reports and exclusive of registration statements on Form S-8.

               (b) Other Reports. If the Company is not subject to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), the Company shall mail within five days after it would have been required to file with the Commission, annual and quarterly financial statements, including notes thereto accompanied by the auditor's report relating thereto.

        Section 5.2. Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries (as defined in Article VII of the Warrants), except as provided in Schedule 5.2 attached hereto, , (i) enter into any transaction or series of related transactions with any Affiliate or Affiliates (other than a wholly-owned Subsidiary) including shareholders, directors and officers and their respective Affiliates, if the aggregate amount paid or payable to such persons with respect to such transaction or series of transactions is in excess of $100,000 unless such transaction (a) is fair to the Company, (b) is not materially adverse to the rights of the holders of Warrants, and (c) is on terms equivalent to those available on an arm's length basis, or
(ii) issue, or agree to issue, any shares of capital stock (including rights or warrants with respect thereto) or stock appreciation rights, stock benefit plans, phantom stock rights or plans or any similar plans or rights or other rights measured by earnings, profits, or revenues of the Company or its Subsidiaries to any Affiliate including shareholders, directors and officers and their respective Affiliates, unless such transaction (a) is fair to the Company,
(b) is not materially adverse to the rights to the holders of Warrants, and (c) is on terms equivalent to those available on an arm's length basis. If a transaction referred to in subsection (i) or (ii) hereof is approved by a majority of Independent Directors, such approval shall be presumptive evidence that such transaction complies with the provisions of this Section. As used herein, an "Independent Director" shall mean any director who is not an officer or employee of the Company and who does not beneficially own more than 5% of any outstanding class or series of capital stock of the Company and who is not related by blood or marriage to any of the foregoing. As used herein, "Affiliate" means any person or entity that, directly or indirectly, controls or is controlled by or is under common control with the Company, including without limitation, any partnership, group, joint venture, corporation, association or other entity, except that the Persons (as defined in Article VII of the Warrants) that directly or indirectly own Purchaser shall not be deemed Affiliates of the Company.

        Section 5.3. Restrictions on Dividend Payments.

               (a) Restriction. For so long as the Warrants are outstanding and except as provided in 5.3(b), the Company shall not pay any dividends with respect to its Common Stock (other than dividends payable in shares of its Common Stock) out of its surplus or otherwise or return any capital to its stockholders as such or authorize or make any other distribution, payment or delivery of property or cash to its holders of Common Stock as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration (otherwise than in exchange for, or from the proceeds of the substantially concurrent sale of, other shares of capital stock of the Company), any shares of any class of its Common Stock now or hereafter outstanding.

               (b) Permitted Dividends. The Company may pay dividends to the holders of its Common Stock, provided that (i) contemporaneously with the declaration of any such dividend, the Company will set aside for payment to the holders of Warrants an amount equal to the total Dividend Amount (as hereinafter defined) payable to all holders of Warrants and
        (ii) on the date of
        payment of such dividend, will pay to each holder of Warrants the Dividend Amount multiplied times the number of Warrants owned by such holder as reflected on the Warrantholders' List. Such payment shall be made by Company check to such holder of Warrants at the address of such Holder as reflected on the Warrantholders' List. As used herein, the Dividend Amount shall equal the dividend declared or paid (as the case may be) with respect to one share of Common Stock multiplied times the Dilution Factor on the date of declaration or payment.

        Section 5.4. Access. The Company will allow, and will cause its Subsidiaries to allow, any holder of Warrants or proposed assignee of Warrants designated by such holder, and their respective representatives, upon two Business Days prior telephonic notice, to visit and inspect any of its property, to examine its books of record and account, and to discuss its affairs, finances and accounts with its officers, provided, (i) the holder of Warrants, proposed assignee or representative signs a customary confidentiality agreement if requested by the Company and (ii) the examination will not unreasonably disrupt, in any material manner, the operations of the Company.

        Section 5.5. Rule 144 Reporting. The Company agrees that for so long as any class of its securities is registered under Section 12(b) or 12(g) of the Exchange Act, it shall:

               (a) Make and keep "adequate public information" available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

               (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) So long as Purchaser owns any Shares, furnish to Purchaser promptly upon request a written statement by the Company as to its compliance with the reporting requirements (i) necessary to cause "adequate public information" to be available under Rule 144, and (ii) of the Securities Act and Exchange Act.


                    ARTICLE VI. THE COMPANY'S INDEMNIFICATION

        Section 6.1. Indemnification. The Company will indemnify and hold harmless Purchaser, and its respective officers, directors, employees, agents, representatives and affiliates (collectively "INDEMNITEES") from and against any and all expenses, claims, charges, losses, damages, fines or penalties, including without limitation reasonable attorneys' fees incurred in defending or resisting any claims, actions or proceedings or in enforcing this indemnity (hereinafter "DAMAGES"), that an Indemnitee may suffer, sustain, incur or become subject to, whether directly or indirectly, arising out of, based upon, resulting from any violation or inaccuracy of any representations, warranties, obligations or covenants of the Company contained, disclosed or set forth in this Agreement or the Warrant.


                   ARTICLE VII. WARRANT A PUT AND CALL OPTIONS

        Section 7.1 Purchaser's Option to Cause Purchase. From and after the earlier to occur of (i) February 6, 2004 and (ii) the date the Indebtedness (as defined in that certain Credit Agreement between Purchaser and MCAI, dated as of February 6, 2001, as same may be amended or restated from time to time) is paid in full ("WARRANT A COMMENCEMENT DATE") but before February 6, 2006, Purchaser shall have the right and option to cause the Company to purchase all (and not any portion) of Warrant A, in the following manner:

               (a) Exercise Notice. In order to exercise its right and option to cause the Company to purchase Warrant A, a holder desiring to cause the Company to purchase Warrant A (a "WARRANT A SELLING HOLDER"), shall notify ("WARRANT A EXERCISE NOTICE") the Company of its intent to sell Warrant A to the Company. The Warrant A Exercise Notice shall specify the proposed closing date of such purchase which shall be a Business Day at least ten and no more than thirty Business Days from the date of such notice.

               (b) Purchase Price. The purchase price (the "WARRANT A PUT PURCHASE PRICE") for Warrant A shall be $600,000.

               (c) Closing. The closing shall be held at the principal executive offices of the Company at 10:00 a.m., local time on the date specified in the Warrant A Exercise Notice, or such other time and place as the Warrant A Selling Holder and the Company shall agree in writing. At the closing, the Company shall pay the Warrant A Selling Holder the purchase price by cashier's check or wire transfer of immediately available funds. The Warrant A Selling Holder shall deliver Warrant A duly endorsed for transfer to the Company.

               (d) Purchaser's Representations and Warranties. At the closing, the Warrant A Selling Holder shall make customary representations and warranties as to the following, and shall not be required to make any additional representations or warranties:

                   (i) That Warrant A Selling Holder has the power and authority to transfer Warrant A to the Company;

                   (ii) That the transfer of Warrant A has been duly authorized by the Warrant A Selling Holder; and

                   (iii) That Warrant A will be transferred to the Company free and clear of any liens, claims, pledges, and encumbrances created by the Warrant A Selling Holder.

               (e) Company's Representations and Warranties. At the closing, the Company shall make customary representations and warranties as to the following, and shall not be required to make any additional representations or warranties:

                   (i) That the Company has the power and authority to purchase
               Warrant A from the Warrant A Selling Holder;

                   (ii) That the purchase of Warrant A has been duly authorized by the Company;

                   (iii) That the purchase of Warrant A is in compliance with applicable state corporate laws governing the Company's repurchase of its securities;

                   (iv) That Warrant A is not being purchased with a view toward distribution in violation of applicable securities laws; and

                   (v) That purchase of Warrant A does not render the Company insolvent.

        Section 7.2. Restrictions on Company's Ability to Purchase.

               (a) Dividend Restriction. Whenever Warrant A is required to be purchased by the Company pursuant to this Agreement, if the Company shall not be able lawfully to purchase the entire Warrant on the closing date under the provisions of applicable state corporate law dealing with impairment of surplus, the Company shall purchase on the closing date so much of Warrant A as it may lawfully purchase. In the event the Company purchases less than all of Warrant A on the closing date, then the Company shall not, without the written consent of the Warrant A Selling Holder, pay dividends, distributions or other payments to any stockholder or make any loans to stockholders, other than reasonable salary and benefits payments, until the remainder of Warrant A is purchased in accordance with the terms of this Agreement.

               (b) Restrictions on Certain Capital Transactions. The Company will not, without the written consent of the holder of Warrant A, increase the par value of any Shares or effect a transfer from the retained earnings account of the Company to the capital or additional paid in capital accounts of the Company if, at the time of such transfer and after giving effect thereto and to any concurrent or then contemplated transactions, the ability of the Company to lawfully discharge its obligations to purchase Warrant A pursuant to this Agreement would be materially or adversely impaired.

               (c) Continuing Obligation. If the Company is unable on the closing date lawfully to purchase all of Warrant A, the obligation of the Company to purchase such portion of Warrant A that the Company could not lawfully purchase shall continue until such time as the Company may lawfully discharge such obligation; provided, however, that the purchase price shall be increased by an amount equal to interest on the purchase price at the rate of 20% per annum.

        Section 7.3 Company's Option to Purchase. On February 6, 2006, if Warrant A has not previously been exercised or put to the Company, the Company shall have the right and option to purchase all, but not less than all, of Warrant A, in the following manner:

               (a) Purchase Notice. In order to exercise its right and option to cause the holder of Warrant A to sell all of Warrant A to the Company, the Company shall notify ("WARRANT A PURCHASE NOTICE") the holder ("WARRANT A REDEEMED HOLDER") of its intent to purchase Warrant A. The Warrant A Purchase Notice shall state the proposed closing date of such purchase which shall be a Business Day at least ten and no more than thirty Business Days from the date of such notice. In the event that the Warrant A Redeemed Holder properly exercises Warrant A in full prior to the closing date set forth in the Warrant A Purchase Notice, the Company's option to purchase set forth in this Section 7.3 shall lapse and be of no further force and effect.

               (b) Purchase Price. The purchase price for Warrant A shall be the Warrant A Put

        Purchase Price.

               (c) Closing. The closing of any purchase pursuant to this Section
        7.3 shall be held at the principal executive offices of the Company at 10:00 a.m., local time, on the date specified in the Warrant A Purchase Notice, or such other time and place as the Company and Purchaser shall agree in writing. At the closing, the Company shall pay the Warrant A Redeemed Holder the Warrant A Purchase Price by cashier's check or wire transfer of immediately available funds. The Warrant A Redeemed Holder shall deliver Warrant A duly endorsed for transfer to the Company.

               (d) Representations and Warranties. At the Closing, the Warrant A Redeemed Holder shall make the representations and warranties specified in Section 7.1(d) and the Company shall make the representations and warranties specified in 7.1(e).

               (e) Legend. Purchaser agrees to maintain a legend on Warrant A referring to the right and option set forth in this Section.

               (f) Restrictions on Purchases. The Company shall not have the right and option to purchase Warrant A as provided in this Section unless the Company is legally able to purchase all of Warrant A outstanding under applicable corporate law.

               (g) No Restriction on Transfer. Nothing in this Article VII shall restrict or limit the ability of the holder to sell Warrant A, except that from and after receipt of the Warrant A Purchase Notice until the purchase of Warrant A as provided in this Section, the holder shall not sell, assign, transfer or pledge Warrant A.

               (h) Breach of Loan Agreement or Other Documents. Notwithstanding any other provision herein, the Company shall not have the right or option to cause the holder to sell Warrant A to the Company if the Company has breached, is in default or an event of default has occurred under the Loan Agreement, this Agreement, the Shareholders' Agreement, the Registration Rights Agreement or Warrant A, which default has not been cured.


                  ARTICLE VIII. WARRANT B PUT AND CALL OPTIONS

        Section 8.1 Purchaser's Option to Cause Purchase. From and after the earlier to occur of (i) the three-year anniversary of the Closing Date and (ii) the date the Indebtedness (as defined in the Loan Agreement) is paid in full ("WARRANT B COMMENCEMENT DATE") but before the fifth anniversary of the Closing, Purchaser shall have the right and option to cause the Company to purchase all (and not any portion) of Warrant B, in the following manner:

               (a) Exercise Notice. In order to exercise its right and option to cause the Company to purchase Warrant B, a holder desiring to cause the Company to purchase Warrant B (a "WARRANT B SELLING HOLDER"), shall notify ("WARRANT B EXERCISE NOTICE") the Company of its intent to sell Warrant B to the Company. The Warrant B Exercise Notice shall specify the proposed closing date of such purchase which shall be a Business Day at least ten and no more than thirty Business Days from the date of such notice.

               (b) Purchase Price. The purchase price (the "Warrant B Put Purchase Price") for Warrant B shall be $900,000.

               (c) Closing. The closing shall be held at the principal executive offices of the Company at 10:00 a.m., local time on the date specified in the Warrant B Exercise Notice, or such other time and place as the Warrant B Selling Holder and the Company shall agree in writing. At the closing, the Company shall pay the Warrant B Selling Holder the purchase price by cashier's check or wire transfer of immediately available funds. The Warrant B Selling Holder shall deliver Warrant B duly endorsed for transfer to the Company.

               (d) Purchaser's Representations and Warranties. At the closing, the Warrant B Selling Holder shall make customary representations and warranties as to the following, and shall not be required to make any additional representations or warranties:

                   (i) That Warrant B Selling Holder has the power and authority to transfer Warrant B to the Company;

                   (ii) That the transfer of Warrant B has been duly authorized by the Warrant B Selling Holder; and

                   (iii) That Warrant B will be transferred to the Company free and clear of any liens, claims, pledges, and encumbrances created by the Warrant B Selling Holder.

               (e) Company's Representations and Warranties. At the closing, the Company shall make customary representations and warranties as to the following, and shall not be required to make any additional representations or warranties:

                   (i) That the Company has the power and authority to purchase
               Warrant B from the Warrant B Selling Holder;

                   (ii) That the purchase of Warrant B has been duly authorized by the Company;

                   (iii) That the purchase of Warrant B is in compliance with applicable state corporate laws governing the Company's repurchase of its securities;

                   (iv) That Warrant B is not being purchased with a view toward distribution in violation of applicable securities laws; and

                   (v) That purchase of Warrant B does not render the Company insolvent.

        Section 8.2.  Restrictions on Company's Ability to Purchase.

               (a) Dividend Restriction. Whenever Warrant B is required to be purchased by the Company pursuant to this Agreement, if the Company shall not be able lawfully to purchase the entire Warrant on the closing date under the provisions of applicable state corporate law dealing with impairment of surplus, the Company shall purchase on the closing date so much of Warrant B as it may lawfully purchase. In the event the Company purchases less than all of Warrant B on the closing date, then the Company shall not, without the written consent of the Warrant B Selling Holder, pay dividends, distributions or other payments to any stockholder or make any loans to stockholders, other than reasonable salary and benefits payments, until the remainder of Warrant B is purchased in accordance with the terms of this Agreement.

               (b) Restrictions on Certain Capital Transactions. The Company will not, without the written consent of the holder of Warrant B, increase the par value of any Shares or effect a transfer from the retained earnings account of the Company to the capital or additional paid in capital accounts of the Company if, at the time of such transfer and after giving effect thereto and to any concurrent or then contemplated transactions, the ability of the Company to lawfully discharge its obligations to purchase Warrant B pursuant to this Agreement would be materially or adversely impaired.

               (c) Continuing Obligation. If the Company is unable on the closing date lawfully to purchase all of Warrant B, the obligation of the Company to purchase such portion of Warrant B that the Company could not lawfully purchase shall continue until such time as the Company may lawfully discharge such obligation; provided, however, that the purchase price shall be increased by an amount equal to interest on the purchase price at the rate of 20% per annum.

        Section 8.3 Company's Option to Purchase. On the fifth anniversary of the Closing, if Warrant B has not previously been exercised or put to the Company, the Company shall have the right and option to purchase all, but not less than all, of Warrant B, in the following manner:

               (a) Purchase Notice. In order to exercise its right and option to cause the holder of Warrant B to sell all of Warrant B to the Company, the Company shall notify ("WARRANT B PURCHASE NOTICE") the holder ("WARRANT B REDEEMED HOLDER") of its intent to purchase Warrant B. The Warrant B Purchase Notice shall state the proposed closing date of such purchase which shall be a Business Day at least ten and no more than thirty Business Days from the date of such notice. In the event that the Warrant B Redeemed Holder properly exercises Warrant B in full prior to the closing date set forth in the Warrant B Purchase Notice, the Company's option to purchase set forth in this Section 8.3 shall lapse and be of no further force and effect.

               (b) Purchase Price. The purchase price for Warrant B shall be the Warrant B Put Purchase Price.

               (c) Closing. The closing of any purchase pursuant to this Section
        8.3 shall be held at the principal executive offices of the Company at 10:00 a.m., local time, on the date specified in the Warrant B Purchase Notice, or such other time and place as the Company and Purchaser shall agree in writing. At the closing, the Company shall pay the Warrant B Redeemed Holder the Warrant B Purchase Price by cashier's check or wire transfer of immediately available funds. The Warrant B Redeemed Holder shall deliver Warrant B duly endorsed for transfer to the Company.

               (d) Representations and Warranties. At the Closing, the Warrant B Redeemed Holder shall make the representations and warranties specified in Section 8.1(d) and the Company shall make the representations and warranties specified in 8.1(e).

               (e) Legend. Purchaser agrees to maintain a legend on Warrant B referring to the right and option set forth in this Section.

               (f) Restrictions on Purchases. The Company shall not have the right and option to purchase Warrant B as provided in this Section unless the Company is legally able to purchase all of Warrant B outstanding under applicable corporate law.

               (g) No Restriction on Transfer. Nothing in this Article VIII shall restrict or limit the ability of the holder to sell Warrant B, except that from and after receipt of the Warrant B Purchase Notice until the purchase of Warrant B as provided in this Section, the holder shall not sell, assign, transfer or pledge Warrant B.

               (h) Breach of Loan Agreement or Other Documents. Notwithstanding any other provision herein, the Company shall not have the right or option to cause the holder to sell Warrant B to the Company if the Company has breached, is in default or an event of default has occurred under the Loan Agreement, this Agreement, the Shareholders' Agreement, the Registration Rights Agreement or Warrant B, which default has not been cured.


                            ARTICLE IX. MISCELLANEOUS

        Section 9.1. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF TEXAS.

        Section 9.2. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchaser and the closing of the transactions contemplated hereby.

        Section 9.3. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        Section 9.4. Entire Agreement, Amendment. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

        Section 9.5. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to Purchaser, at: Wells Fargo Energy Capital, Inc., 1000 Louisiana, Sixth Floor, Houston, Texas 77002, Attention: Gary Milavec, Senior Vice President, or at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Warrants or Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Warrants or Shares who has so furnished an address to the Company, or (c) if to the Company, to its address set forth on the signature page of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to Purchaser.

        Section 9.6. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

        Section 9.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one agreement.

        Section 9.8. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

        Section 9.9. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

        Section 9.10 Specific Performance. The Company acknowledges that any breaches of the agreements and covenants contained in of this Agreement would cause irreparable injury to Purchaser for which Purchaser would have no adequate remedy at law. In addition to any other remedy that Purchaser may be entitled to, the parties agree that Purchaser shall be entitled to the remedy of specific performance.

        The foregoing Agreement is hereby executed as of the date first above written. Mountain Compressed Air, Inc. is executing solely for purposes of Sections 1.3 and 1.4 herein. OilQuip Rentals, Inc. is executing solely for purposes of Section 1.4 herein. Munawar H. Hidayatallah, individually, and Energy Spectrum Partners, LP are executing solely for purposes of Section 1.5 herein.


Address: ____________________________    Allis-Chalmers Corporation
         ____________________________


                                         By:____________________________________
                                            Munawar H. Hidayatallah
                                            Chairman and Chief Executive Officer


Address: 1000 Louisiana, Sixth Floor     Wells Fargo Energy Capital, Inc.
         Houston, Texas 77002


                                         By:____________________________________
                                            Gary Milavec
                                            Senior Vice President

Address: 2466 Commerce Boulevard         Mountain Compressed Air, Inc.
         Grand Junction, Colorado 81505


                                         By:____________________________________
                                            Munawar H. Hidayatallah
                                            Chairman and Chief Executive Officer


Address: 2466 Commerce Boulevard         OilQuip Rentals, Inc.
         Grand Junction, Colorado 81505


                                         By:____________________________________
                                            Munawar H. Hidayatallah
                                            Chairman and Chief Executive Officer


Address: ____________________________
         ____________________________       ____________________________________
                                            Munawar H. Hidayatallah

Address: ____________________________    Energy Spectrum Partners, LP
         ____________________________



                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                  EXHIBIT A TO

                           WARRANT PURCHASE AGREEMENT

================================================================================



                                     WARRANT


                           ALLIS-CHALMERS CORPORATION
                             A DELAWARE CORPORATION
                                 (THE "COMPANY")

                               TO PURCHASE 465,000

                      SHARES OF THE COMPANY'S COMMON STOCK

                                    ISSUED TO

                        WELLS FARGO ENERGY CAPITAL, INC.
                               A TEXAS CORPORATION
                                ("WARRANTHOLDER")

                           EFFECTIVE FEBRUARY 1, 2002

        This Warrant and the Shares issued upon exercise thereof are subject to repurchase by the Company as provided in the Warrant Purchase Agreement dated effective February 1, 2002.

        This Warrant and any Shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of in the absence of such registration or an exemption therefrom under such Act. This Warrant and such Shares may be transferred only in compliance with the conditions specified in this Warrant and the Warrant Purchase Agreement, a copy of which is available from the Company to holders of this Warrant.



================================================================================

                           Allis-Chalmers Corporation

                                     Warrant



No. W-A                                                         February 1, 2002

        Allis-Chalmers Corporation (the "Company"), a Delaware corporation, for value received, hereby certifies that Wells Fargo Energy Capital, Inc., a Texas Corporation, or registered assigns, is entitled to purchase from the Company 465,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $0.15 par value (the "Common Stock") at any time or from time to time prior to 5:00 p.m., Houston, Texas time, on the Expiration Date (as herein defined), all subject to terms, conditions and adjustments set forth in this Warrant.

        This is the Warrant (the "Warrant") (such term to include any warrants issued in substitution therefor) originally issued pursuant to the Warrant Purchase Agreement. Certain capitalized terms used in this Warrant are defined in Article VII; unless otherwise specified, references to an "Exhibit" mean one of the exhibits attached to this Warrant, references to an "Article" mean one of the articles in this Warrant and references to a "Section" mean one of the sections of this Warrant.


                         ARTICLE I. EXERCISE OF WARRANT

        Section 1.1. Manner of Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its office maintained pursuant to subdivision (a) of Section 6.2, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Initial Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Articles II through IV.

        Section 1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 1.3 shall be deemed to have become the holder or holders of record thereof.

        Section 1.3. Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, subject to Article V, as such holder (upon payment by such holder of any applicable transfer taxes) may direct, the following:

               (a) Certificates. A certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise.

               (b) Warrant. In case such exercise is in part only, a new Warrant or Warrants of like tenor dated the date hereof, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1.1.


          ARTICLE II. ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE

        Section 2.1. General; Warrant Price. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Article II) be issuable upon such exercise, as designated by the holder hereof pursuant to
Section 1.1, by a fraction (the "Dilution Factor") (a) the numerator of which is the Initial Price and (b) the denominator of which is the Warrant Price in effect at the effective time of such exercise (as provided in Section 1.2). The "Warrant Price" shall initially be the Initial Price, shall be adjusted and readjusted from time to time as provided in this Article II and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Article II.

        Section 2.2. Issuance of Additional Shares of Common Stock. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to section 2.4 or 2.5) without consideration or for a consideration per share less than the Dilutive Basis, then, and in each such case, such Warrant Price shall be reduced, concurrently with such issue or sale, to the lower of the prices (calculated to the nearest cent) determined as follows:

               (a) by multiplying the Warrant Price then in existence by a fraction, the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus
        (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that, for the purposes of this Section 2.2, (i) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 2.4 or 2.5, such Additional Shares of Common Stock shall be deemed to be outstanding, and (ii) treasury shares shall not be deemed to be outstanding; and

               (b) by dividing (i) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied times the then effective




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

        Warrant Price plus (2) the total consideration, if any, received and deemed received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding and deemed outstanding immediately after such issue or sale.

        Section 2.3. Extraordinary Dividends and Distributions. If the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or Other Securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock, other than (a) a dividend payable in Additional Shares of Common Stock or (b) a dividend payable in cash or other property and declared out of the earned surplus of the Company as at the date thereof as increased by any credits (other than credits resulting from a revaluation of property) and decreased by any debits made thereto, then, and in each such case, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction:

               (a) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, and

               (b) the denominator of which shall be the Current Market Price on such record date, or if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading.

        Section 2.4. Treatment of Options and Convertible Securities. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, or, in the case of Appreciation Rights, the number computed in Section 2.9, shall be deemed to be the number of Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading); provided that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2.6) of such shares would be less than the Dilutive Basis in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be; and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of Convertible Securities or




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

Additional Shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

        Section 2.5. Treatment of Stock Dividends, Stock Splits, etc. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

        Section 2.6. Computation of Consideration. For the purpose of Article II, the following shall be used to determine the consideration received or deemed received by the Company:

               (a) Shares Actually Issued. The consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

                      (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                      (ii) insofar as it consists of property (including
               securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company, and

                      (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, applicable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Company.

               (b) Shares Deemed Issued. Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.4, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing,

                      (i) the present value (using a discount factor equal to
               the average interest rate on the Company's outstanding indebtedness to financial institutions and assuming any consideration receivable by the Company shall be received at the latest date possible under the terms of such Options or Convertible Securities) of the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in


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

               question, plus the present value (using a discount factor equal to the average interest rate on the Company's outstanding indebtedness to financial institutions and assuming any consideration receivable by the Company shall be received at the latest date possible under the terms of the Options and Convertible Securities) of the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                      (ii) the maximum number of Additional Shares of Common
               Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (c) Stock Dividends, Etc. Additional Shares of Common Stock issued or deemed to have been issued pursuant to Section 2.5, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

               (d) Services. Additional Shares of Common Stock issued or sold or deemed issued or sold in exchange for services or the promise of future services shall be deemed to have been issued for no consideration.

        Section 2.7. Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

        Section 2.8. Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Article II) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Article II, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Article II with respect to the Warrant Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrant, so as to protect the holder of the Warrant against the effect of such dilution.


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

        Section 2.9. Appreciation Rights. If the Company issues or sells Appreciation Rights, a number of Additional Shares of Common Stock shall be deemed issued for purposes of this Article II and shall be computed as follows:

               (a) Value Based on Dividends. If the Appreciation Rights entitle the holder thereof to distributions or payments based on or determined with reference to dividends paid or payable on Common Stock, the number of Additional Shares of Common Stock deemed issued will be the number of shares of Common Stock that would be required to be issued such that the holder thereof would receive distribution payments equal to those paid or payable with respect to such Appreciation Rights.

               (b) Value Based on Liquidating Distributions. If the Appreciation Rights entitle the holder thereof to distributions or payments based on or determined with reference to liquidation distributions paid or payable on, or consideration received, in connection with the sale, exchange or transfer of Common Stock, the number of Additional Shares of Common Stock deemed issued will be the number of shares of Common Stock that would be required to be issued such that the holder thereof would receive distributions or payments equal to those paid or payable with respect to such Appreciation rights.

               (c) Value Based on Dividends and Liquidating Distributions. If the Appreciation Rights entitle the holder thereof to distributions based on or determined with reference to either dividends paid or payable on Common Stock and liquidating distributions paid or payable or on consolidation received in connection with the sale, exchange or transfer of Common Stock, the number of Additional Shares of Common Stock deemed issued will be the greater of the amount computed under (a) or (b) above.

               (d) Other Profits. If the Appreciation Rights entitle the holder thereof to distributions based on or determined with reference to any other measure of profit of the Company, the number of Additional Shares of Common Stock deemed issued will be the value of the Appreciation Right, as determined in the good faith judgment of the Board of Directors, divided by the Current Market Price of the Common Stock on the date of issuance of the Appreciation Right.


                    ARTICLE III. CONSOLIDATION, MERGER, ETC.

        Section 3.1. Assumption of Obligations. Notwithstanding anything contained in this Warrant to the contrary, the Company will not (a) consolidate with or merge into any other Person if the Company is not the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Company even though the Company shall be the continuing or surviving Person if, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or asset to any other Person, or (d) effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Price is provided in Section
2.2 or 2.3) of Section 3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock,


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

securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (i) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and
(ii) the obligation to deliver to such holder such shares of stock, securities, cash or property as such holder may be entitled to receive. Nothing in this
Article III shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Loan Agreement (as defined in the Warrant Purchase Agreement).


                ARTICLE IV. OTHER PROVISIONS CONCERNING DILUTION

        Section 4.1. Other Dilutive Events. In case any event shall occur as to which the provisions of Article II or III are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Articles II and III, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

        Section 4.2. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrant from time to time outstanding, and (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of the Warrant would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such exercise.

        Section 4.3. Accountant's and Company's Report as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to verify such computation (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Company) and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be


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

received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Article II) on account thereof. The Company shall also prepare and certify a report stating that any computation of the fair value of property by the Board of Directors was done in good faith by the Board of Directors as required herein. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail the manner in which it was calculated. The Company will also keep copies of all such reports at its office maintained pursuant to subdivision (a) of Section 6.2 and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

        Section 4.4. Notices of Corporate Action. In the event that any of the following occurs,

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the company to any other Person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date as of which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification,


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

recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

        Section 4.5. Registration of Common Stock. If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, the Company will, at its expense, obtain the a notice of issuance, of the shares of Common Stock issuable upon exercise of the Warrant and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrant, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

        Section 4.6. Availability of Information. The Company will cooperate with each holder of any Warrant or Restricted Security in supplying such information as may be reasonably requested by such holder to complete and file any information reporting forms presently or hereafter required by the Commission to report such holder's beneficial ownership of Common Stock or Other Securities or as a condition to the availability of an exemption from the provisions of the Securities Act for the sale of any Restricted Securities.

        Section 4.7. Reservation of Stock, etc. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrant, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of the Warrant. All shares of Common Stock (or Other Securities) issuable upon exercise of the Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and non-assessable with no liability on the part of the holders thereof.


                       ARTICLE V. RESTRICTIONS ON TRANSFER

        Section 5.1. Restrictive Legends. Except as otherwise permitted by this
Article V, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of in the absence of such registration or an exemption therefrom under such Act. This Warrant and such Shares may be transferred only in compliance with the conditions specified in this Warrant."

Except as otherwise permitted by this Article V, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

        Section 5.2. Notice of Proposed Transfer; Opinions of Counsel. Prior to any transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act, the holder thereof, will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this Section 5.2. Each such notice (a) shall describe the manner and circumstances of the proposed transfer and (b) shall include an opinion of legal counsel addressed to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such transfer does not violate the Securities Act of 1933 and applicable state securities laws.

        Section 5.3. Termination of Restrictions. The restrictions imposed by this Article V upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities when such securities shall have been sold pursuant to an effective registration statement under the Securities Act or otherwise become freely transferable by the holder thereof. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new certificates representing the securities not bearing the applicable legends required by
Section 5.1.


           ARTICLE VI. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANT

        Section 6.1. Ownership of Warrant. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to subdivision (a) of Section 6.2 as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Article V, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

        Section 6.2. Office, Transfer and Exchange of Warrant.

               (a) Office. The Company will maintain an office in where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 8150 Lawndale, Houston, Texas 77012, until such time as the Company shall notify each holder of the Warrant of any change of location of such office.

               (b) New Warrant. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to subdivision (a) of this Section 6.2, the Company at its expense will (subject to compliance with Article V, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

        Section 6.3. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained pursuant to subdivision (a) of Section 6.2, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.


                            ARTICLE VII. DEFINITIONS

        As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

        Additional Shares of Common Stock: All shares (including treasury shares) of Common Stock issued or sold (or pursuant to Section 2.4, 2.5 or 2.9, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

               (a) shares issued, (i) upon exercise of this Warrant, (ii) upon exercise of options and warrants described in Schedule 3.1(d) to the Warrant Purchase Agreement, on the terms and conditions currently in effect, (iii) to Munawar H. Hidayatallah, or his assignees, pursuant to the terms of the compensation agreement described in Schedule 3.1(d) to the Warrant Purchase Agreement, on the terms and conditions currently in effect, (iv) pursuant to any employee benefit plan or plans subsequently adopted by the Company, to the extent that such plans do not provide for the issuance of shares constituting in excess of 10% of the outstanding common stock of the Company on a fully-diluted basis.

               (b) such additional number of shares as may become issuable upon the exercise of any of the securities referred to in the foregoing clause (a) by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof, but only if and to the extent that such adjustments are required as the result of the original issuance of the Warrant, and

               (c) such additional number of shares as may become issuable upon the exercise of any of the securities referred to in the foregoing clause (a) by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof, in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock.

        Appreciation Rights: All stock appreciation rights, net profits interests or other rights entitling the holder or owner thereof to receive payments based upon or determined with reference to the distributions to holders of Common Stock or the profits of the Company.

        Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the States of Texas or New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

        Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        Common Stock: As defined in the introduction to this Warrant, such term to include (i) any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, (ii) all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference and (iii) all stock appreciation rights, phantom stock and similar contract rights the holders of which are entitled to payments based on or determined by reference to the value of the Common Stock, dividends payable with respect to Common Stock, or liquidating distributions payable with respect to Common Stock.

        Company: As defined in the introduction to this Warrant, such term to include any Person which shall succeed to or assume the obligations of the Company hereunder in compliance with Article III.

        Convertible Securities: Any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

        Current Market Price: On any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

        Dilution Factor: As defined in Section 2.1.

        Dilutive Basis: With respect to any issuance or sale or any deemed issuance or sale of Additional Shares of Common Stock from and after the date hereof, the greater of (i) the Current Market Price on the day immediately before issuance or deemed issuance and (ii) the Warrant Price on the day before issuance or deemed issuance.

        Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        Expiration Date: February 6, 2011.

        GAAP: Generally accepted accounting principles set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and in statements by the Financial Accounting Standards Board or in such other statement by such other entity as may be approved by a significant segment of the accounting profession; and the requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

        Initial Price: $0.15.

        Market Price: On any date specified herein, the amount per share of the Common Stock, equal to (a) the last sale price of such Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if such Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 20 days of the date as of which the determination is to be made.

        NASD: The National Association of Securities Dealers, Inc.

        Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

        Other Securities: Any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Article III or otherwise.

        Person: Any corporation, association, partnership, joint venture, trust, estate, limited liability company, organization, business, individual, government or political subdivision thereof or governmental agency.

        Restricted Securities: All of the following: (a) any Warrant bearing the applicable legend or legends referred to in Section 5.1, (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of the Warrant and which are evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of the Warrant and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section.

        Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        Subsidiary: With respect to any Person, any corporation with respect to which more than 50% of the outstanding shares of stock of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned, directly or indirectly, by such Person or by one or more Subsidiaries of such Person.

        Transfer: Any sale, assignment, pledge or other disposition of any security, or of any interest therein, which could constitute a "sale" as that term is defined in section 2(3) of the Securities Act.

        Purchaser: Wells Fargo Energy Capital, Inc..

        Warrant Price: As defined in Section 2.1 of this Warrant.

        Warrant Purchase Agreement: That certain Warrant Purchase Agreement by and between the Company and Purchaser, dated of even date herewith.


                           ARTICLE VIII. MISCELLANEOUS

        Section 8.1. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        Section 8.2. No Rights or Liabilities as Stockholder. The holder of this Warrant and all subsequent holders thereof hereby agree that except to the extent set forth herein, no provision of this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

        Section 8.3. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, addressed (a) if to any holder of any Warrant, to the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if the Company, to the attention of its President at its office maintained pursuant to subdivision (a) of Section 6.2, provided that the exercise of any Warrant shall be effective in the manner provided in Article I.

        Section 8.4. Miscellaneous.

               (a) This Warrant may be amended, waived, discharged or terminated and the Company may take any action herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder of the Warrant.

               (b) THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

               (c) The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

        Section 8.5. Option, Warrants and Other Securities. The Company has outstanding the following options and warrants:

               (a) Options issued to Leonard Toboroff to purchase 500,000 shares of Common Stock at $.50 per share.

               (b) Warrants to Energy Spectrum Partners, LP, a Delaware limited partnership ("ENERGY SPECTRUM"), for 437,500 shares of Common Stock at $.15 per share and an agreement to issue an additional 875,000 warrants at the same price pursuant to this Agreement in the event that the Series A Preferred Stock of the Company held by Energy Spectrum is not redeemed on or before the first anniversary of the date of issue. Pursuant to its Certificate of Designation, the Series A Preferred Stock has conversion rights, adjustments of the conversion price, certain voting rights including the right to elect directors and both mandatory and optional redemption. Energy Spectrum has certain demand and piggyback registration rights pursuant to that certain Registration Right Agreement with the Company.

               (c) In connection with that certain Stock Purchase Agreement ("SPA") between the Company and Jens H. Mortensen, Jr. ("MORTENSEN"),
        (i) the Company is issuing to Mortensen $1,625,000 in shares of Common Stock valued at the average of the closing bid and offer price for Common Stock 30 days prior to the closing date of the SPA, (ii) Mortensen has an option to convert his 19% in stock of Jens' Oil Field Service, Inc., Texas corporation, into shares of Common Stock in accordance with terms of the option, and (iii) Mortensen has one demand registration right at his cost and piggyback registration rights.

               (d) Employment Agreement of Munawar H. Hidayatallah provides that his incentive compensation may be paid in common stock of OilQuip Rentals, Inc., a Delaware corporation ("OILQUIP") and wholly-owned subsidiary of the Company. This may provide for such incentive compensation to be paid in Common Stock.

               (e) Mountain Compressed Air, Inc., a Texas corporation ("MCAI") and wholly-owned subsidiary of OilQuip, issued warrants to Houlihan, Lokey, Howard & Zukin for 620,000 shares of its common stock, par value $0.01 per share.

               (f) The Company has entered into that certain letter agreement dated November 14, 2001 with Jefferies & Company, Inc. ("JEFFERIES"), whereby Jefferies will act as exclusive financial adviser to the Company and placement agent for up to $25,000,000 in securities of the Company. There are fees and reimbursements of expenses for services thereunder along with rights to manage or co-manage offerings, act as adviser in mergers and receive fees described therein.

               (g) The Company has entered into an agreement dated October 4, 2001 with Virginia A. Muller ("MULLER") whereby Muller will act as a financial advisor to the Company regarding a private placement offering. Muller will be entitled to (i) a success fee of 2.5% of funds raised in the offering if the investors are originated by the Company or Muller, or (ii) a success fee of 1% of funds raised in the offering if the investors are originated by a third party.

               (h) The Company has issued options to purchase 24,000 shares of Common Stock at $2.75 per share to eight current or former directors and/or officers of the Company, which expire March, 2010 and are not subject to any plan. The Company has a Long Term Incentive Plan (1989) (the "PLAN") which provides for grants to officers and key employees of stock options, stock appreciation rights, performance shares, restricted stock, restricted stock units and other stock-based awards. The maximum number of shares of Common Stock which may be granted pursuant to the plan is 50,000. No stock options or stock appreciation rights have been granted to date under the Plan and the Plan should have terminated by its terms.

               (i) The Company has issued options to John T. Grigsby, Jr. to purchase 10,000 shares of Common Stock at $2.75 per share.

        This Warrant is hereby executed as of the date first above written.



                                    Allis-Chalmers Corporation



                                    By: ________________________________________
                                            Munawar H. Hidayatallah
                                            Chairman and Chief Executive Officer

                              FORM OF SUBSCRIPTION

To ___________________________:


        The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases _________* shares of Common Stock of _________________, and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________________________, whose address is
______________________________ ___________.


Dated: ____________________________            _________________________________
                                               (Signature must conform in all
                                               respects to name of holder as
                                               specified on the face or Warrant)


                                               _________________________________
                                               (Street Address)

                                               _________________________________
                                               (City) (State) (Zip Code)

                                               _________________________________


        *Insert the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

        For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _________________ the right represented by such Warrant to purchase shares of Common Stock of to which such Warrant relates, and appoints Attorney to make such transfer on the books of maintained for such purpose, with full power of substitution in the premises.

Dated: ____________________________            _________________________________
                                               (Signature must conform in all
                                               respects to name of holder as
                                               specified on the face or Warrant)


                                               _________________________________
                                               (Street Address)

                                               _________________________________
                                               (City) (State) (Zip Code)

                                               _________________________________

Signed in the presence of:

___________________________________

                                  EXHIBIT B TO
                           WARRANT PURCHASE AGREEMENT


================================================================================


                                     WARRANT


                           ALLIS-CHALMERS CORPORATION
                             A DELAWARE CORPORATION
                                 (THE "COMPANY")


                               TO PURCHASE 700,000


                      SHARES OF THE COMPANY'S COMMON STOCK


                                    ISSUED TO


                        WELLS FARGO ENERGY CAPITAL, INC.
                               A TEXAS CORPORATION
                                ("WARRANTHOLDER")


                           EFFECTIVE FEBRUARY 1, 2002


        This Warrant and the Shares issued upon exercise thereof are subject to repurchase by the Company as provided in the Warrant Purchase Agreement dated effective February 1, 2002.

        This Warrant and any Shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of in the absence of such registration or an exemption therefrom under such Act. This Warrant and such Shares may be transferred only in compliance with the conditions specified in this Warrant and the Warrant Purchase Agreement, a copy of which is available from the Company to holders of this Warrant.


================================================================================

                           Allis-Chalmers Corporation

                                     Warrant



No. W-B                                                         February 1, 2002


        Allis-Chalmers Corporation (the "Company"), a Delaware corporation, for value received, hereby certifies that Wells Fargo Energy Capital, Inc., a Texas Corporation, or registered assigns, is entitled to purchase from the Company 700,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $0.15 par value (the "Common Stock") at any time or from time to time prior to 5:00 p.m., Houston, Texas time, on the Expiration Date (as herein defined), all subject to terms, conditions and adjustments set forth in this Warrant.

        This is the Warrant (the "Warrant") (such term to include any warrants issued in substitution therefor) originally issued pursuant to the Warrant Purchase Agreement. Certain capitalized terms used in this Warrant are defined in Article VII; unless otherwise specified, references to an "Exhibit" mean one of the exhibits attached to this Warrant, references to an "Article" mean one of the articles in this Warrant and references to a "Section" mean one of the sections of this Warrant.


                         ARTICLE I. EXERCISE OF WARRANT

        Section 1.1. Manner of Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its office maintained pursuant to subdivision (a) of Section 6.2, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Initial Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Articles II through IV.

        Section 1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 1.3 shall be deemed to have become the holder or holders of record thereof.

        Section 1.3. Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, subject to Article V, as such holder (upon payment by such holder of any applicable transfer taxes) may direct, the following:

               (a) Certificates. A certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise.

               (b) Warrant. In case such exercise is in part only, a new Warrant or Warrants of like tenor dated the date hereof, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1.1.


          ARTICLE II. ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE

        Section 2.1. General; Warrant Price. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Article II) be issuable upon such exercise, as designated by the holder hereof pursuant to
Section 1.1, by a fraction (the "Dilution Factor") (a) the numerator of which is the Initial Price and (b) the denominator of which is the Warrant Price in effect at the effective time of such exercise (as provided in Section 1.2). The "Warrant Price" shall initially be the Initial Price, shall be adjusted and readjusted from time to time as provided in this Article II and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Article II.

        Section 2.2. Issuance of Additional Shares of Common Stock. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to section 2.4 or 2.5) without consideration or for a consideration per share less than the Dilutive Basis, then, and in each such case, such Warrant Price shall be reduced, concurrently with such issue or sale, to the lower of the prices (calculated to the nearest cent) determined as follows:

               (a) by multiplying the Warrant Price then in existence by a fraction, the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus
        (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that, for the purposes of this Section 2.2, (i) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 2.4 or 2.5, such Additional Shares of Common Stock shall be deemed to be outstanding, and (ii) treasury shares shall not be deemed to be outstanding; and

               (b) by dividing (i) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied times the then effective

        Warrant Price plus (2) the total consideration, if any, received and deemed received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding and deemed outstanding immediately after such issue or sale.

        Section 2.3. Extraordinary Dividends and Distributions. If the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or Other Securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock, other than (a) a dividend payable in Additional Shares of Common Stock or (b) a dividend payable in cash or other property and declared out of the earned surplus of the Company as at the date thereof as increased by any credits (other than credits resulting from a revaluation of property) and decreased by any debits made thereto, then, and in each such case, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction:

               (a) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, and

               (b) the denominator of which shall be the Current Market Price on such record date, or if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading.

        Section 2.4. Treatment of Options and Convertible Securities. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, or, in the case of Appreciation Rights, the number computed in Section 2.9, shall be deemed to be the number of Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading); provided that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2.6) of such shares would be less than the Dilutive Basis in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be; and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of Convertible Securities or

Additional Shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

        Section 2.5. Treatment of Stock Dividends, Stock Splits, etc. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

        Section 2.6. Computation of Consideration. For the purpose of Article II, the following shall be used to determine the consideration received or deemed received by the Company:

               (a) Shares Actually Issued. The consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

                   (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                   (ii) insofar as it consists of property (including
               securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company, and

                   (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, applicable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Company.

               (b) Shares Deemed Issued. Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.4, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing,

                   (i) the present value (using a discount factor equal to the average interest rate on the Company's outstanding indebtedness to financial institutions and assuming any consideration receivable by the Company shall be received at the latest date possible under the terms of such Options or Convertible Securities) of the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the present value (using a discount factor equal to the average interest rate on the Company's outstanding indebtedness to financial institutions and assuming any consideration receivable by the Company shall be received at the latest date possible under the terms of the Options and Convertible Securities) of the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                   (ii) the maximum number of Additional Shares of Common Stock
               (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (c) Stock Dividends, Etc. Additional Shares of Common Stock issued or deemed to have been issued pursuant to Section 2.5, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

               (d) Services. Additional Shares of Common Stock issued or sold or deemed issued or sold in exchange for services or the promise of future services shall be deemed to have been issued for no consideration.

        Section 2.7. Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

        Section 2.8. Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Article II) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Article II, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Article II with respect to the Warrant Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrant, so as to protect the holder of the Warrant against the effect of such dilution.

        Section 2.9. Appreciation Rights. If the Company issues or sells Appreciation Rights, a number of Additional Shares of Common Stock shall be deemed issued for purposes of this Article II and shall be computed as follows:

               (a) Value Based on Dividends. If the Appreciation Rights entitle the holder thereof to distributions or payments based on or determined with reference to dividends paid or payable on Common Stock, the number of Additional Shares of Common Stock deemed issued will be the number of shares of Common Stock that would be required to be issued such that the holder thereof would receive distribution payments equal to those paid or payable with respect to such Appreciation Rights.

               (b) Value Based on Liquidating Distributions. If the Appreciation Rights entitle the holder thereof to distributions or payments based on or determined with reference to liquidation distributions paid or payable on, or consideration received, in connection with the sale, exchange or transfer of Common Stock, the number of Additional Shares of Common Stock deemed issued will be the number of shares of Common Stock that would be required to be issued such that the holder thereof would receive distributions or payments equal to those paid or payable with respect to such Appreciation rights.

               (c) Value Based on Dividends and Liquidating Distributions. If the Appreciation Rights entitle the holder thereof to distributions based on or determined with reference to either dividends paid or payable on Common Stock and liquidating distributions paid or payable or on consolidation received in connection with the sale, exchange or transfer of Common Stock, the number of Additional Shares of Common Stock deemed issued will be the greater of the amount computed under (a) or (b) above.

               (d) Other Profits. If the Appreciation Rights entitle the holder thereof to distributions based on or determined with reference to any other measure of profit of the Company, the number of Additional Shares of Common Stock deemed issued will be the value of the Appreciation Right, as determined in the good faith judgment of the Board of Directors, divided by the Current Market Price of the Common Stock on the date of issuance of the Appreciation Right.


                    ARTICLE III. CONSOLIDATION, MERGER, ETC.

        Section 3.1. Assumption of Obligations. Notwithstanding anything contained in this Warrant to the contrary, the Company will not (a) consolidate with or merge into any other Person if the Company is not the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Company even though the Company shall be the continuing or surviving Person if, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or asset to any other Person, or (d) effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Price is provided in Section
2.2 or 2.3) of Section 3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock,




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securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (i) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and
(ii) the obligation to deliver to such holder such shares of stock, securities, cash or property as such holder may be entitled to receive. Nothing in this
Article III shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Loan Agreement (as defined in the Warrant Purchase Agreement).


                ARTICLE IV. OTHER PROVISIONS CONCERNING DILUTION

        Section 4.1. Other Dilutive Events. In case any event shall occur as to which the provisions of Article II or III are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Articles II and III, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

        Section 4.2. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrant from time to time outstanding, and (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of the Warrant would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such exercise.

        Section 4.3. Accountant's and Company's Report as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to verify such computation (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Company) and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be




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

received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Article II) on account thereof. The Company shall also prepare and certify a report stating that any computation of the fair value of property by the Board of Directors was done in good faith by the Board of Directors as required herein. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail the manner in which it was calculated. The Company will also keep copies of all such reports at its office maintained pursuant to subdivision (a) of Section 6.2 and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

        Section 4.4. Notices of Corporate Action. In the event that any of the following occurs,

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the company to any other Person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date as of which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

        Section 4.5. Registration of Common Stock. If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is




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listed on any national securities exchange, the Company will, at its expense, obtain the a notice of issuance, of the shares of Common Stock issuable upon exercise of the Warrant and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrant, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

        Section 4.6. Availability of Information. The Company will cooperate with each holder of any Warrant or Restricted Security in supplying such information as may be reasonably requested by such holder to complete and file any information reporting forms presently or hereafter required by the Commission to report such holder's beneficial ownership of Common Stock or Other Securities or as a condition to the availability of an exemption from the provisions of the Securities Act for the sale of any Restricted Securities.

        Section 4.7. Reservation of Stock, etc. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrant, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of the Warrant. All shares of Common Stock (or Other Securities) issuable upon exercise of the Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and non-assessable with no liability on the part of the holders thereof.


                       ARTICLE V. RESTRICTIONS ON TRANSFER

        Section 5.1. Restrictive Legends. Except as otherwise permitted by this
Article V, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of in the absence of such registration or an exemption therefrom under such Act. This Warrant and such Shares may be transferred only in compliance with the conditions specified in this Warrant."

Except as otherwise permitted by this Article V, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

        Section 5.2. Notice of Proposed Transfer; Opinions of Counsel. Prior to any transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act, the holder thereof, will give written notice to the Company of such holder's intention to effect such




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

transfer and to comply in all other respects with this Section 5.2. Each such notice (a) shall describe the manner and circumstances of the proposed transfer and (b) shall include an opinion of legal counsel addressed to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such transfer does not violate the Securities Act of 1933 and applicable state securities laws.

        Section 5.3. Termination of Restrictions. The restrictions imposed by this Article V upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities when such securities shall have been sold pursuant to an effective registration statement under the Securities Act or otherwise become freely transferable by the holder thereof. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new certificates representing the securities not bearing the applicable legends required by
Section 5.1.


           ARTICLE VI. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANT

        Section 6.1. Ownership of Warrant. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to subdivision (a) of Section 6.2 as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Article V, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

        Section 6.2. Office, Transfer and Exchange of Warrant.

               (a) Office. The Company will maintain an office in where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 8150 Lawndale, Houston, Texas 77012, until such time as the Company shall notify each holder of the Warrant of any change of location of such office.

               (b) New Warrant. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to subdivision (a) of this Section 6.2, the Company at its expense will (subject to compliance with Article V, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

        Section 6.3. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained




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

pursuant to subdivision (a) of Section 6.2, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.


                            ARTICLE VII. DEFINITIONS

        As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

        Additional Shares of Common Stock: All shares (including treasury shares) of Common Stock issued or sold (or pursuant to Section 2.4, 2.5 or 2.9, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

               (a) shares issued, (i) upon exercise of this Warrant, (ii) upon exercise of options and warrants described in Schedule 3.1(d) to the Warrant Purchase Agreement, on the terms and conditions currently in effect, (iii) to Munawar H. Hidayatallah, or his assignees, pursuant to the terms of the compensation agreement described in Schedule 3.1(d) to the Warrant Purchase Agreement, on the terms and conditions currently in effect, (iv) pursuant to any employee benefit plan or plans subsequently adopted by the Company, to the extent that such plans do not provide for the issuance of shares constituting in excess of 10% of the outstanding common stock of the Company on a fully-diluted basis.

               (b) such additional number of shares as may become issuable upon the exercise of any of the securities referred to in the foregoing clause (a) by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof, but only if and to the extent that such adjustments are required as the result of the original issuance of the Warrant, and

               (c) such additional number of shares as may become issuable upon the exercise of any of the securities referred to in the foregoing clause (a) by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof, in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock.

        Appreciation Rights: All stock appreciation rights, net profits interests or other rights entitling the holder or owner thereof to receive payments based upon or determined with reference to the distributions to holders of Common Stock or the profits of the Company.

        Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the States of Texas or New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

        Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.




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        Common Stock: As defined in the introduction to this Warrant, such term to include (i) any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, (ii) all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference and (iii) all stock appreciation rights, phantom stock and similar contract rights the holders of which are entitled to payments based on or determined by reference to the value of the Common Stock, dividends payable with respect to Common Stock, or liquidating distributions payable with respect to Common Stock.

        Company: As defined in the introduction to this Warrant, such term to include any Person which shall succeed to or assume the obligations of the Company hereunder in compliance with Article III.

        Convertible Securities: Any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

        Current Market Price: On any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

        Dilution Factor: As defined in Section 2.1.

        Dilutive Basis: With respect to any issuance or sale or any deemed issuance or sale of Additional Shares of Common Stock from and after the date hereof, the greater of (i) the Current Market Price on the day immediately before issuance or deemed issuance and (ii) the Warrant Price on the day before issuance or deemed issuance.

        Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        Expiration Date: The tenth anniversary of the date of issuance of this Warrant.

        GAAP: Generally accepted accounting principles set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and in statements by the Financial Accounting Standards Board or in such other statement by such other entity as may be approved by a significant segment of the accounting profession; and the requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

        Initial Price: $0.15.

        Market Price: On any date specified herein, the amount per share of the Common Stock, equal to (a) the last sale price of such Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if such Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 20 days of the date as of which the determination is to be made.

        NASD: The National Association of Securities Dealers, Inc.

        Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

        Other Securities: Any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Article III or otherwise.

        Person: Any corporation, association, partnership, joint venture, trust, estate, limited liability company, organization, business, individual, government or political subdivision thereof or governmental agency.

        Restricted Securities: All of the following: (a) any Warrant bearing the applicable legend or legends referred to in Section 5.1, (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of the Warrant and which are evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of the Warrant and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section.

        Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        Subsidiary: With respect to any Person, any corporation with respect to which more than 50% of the outstanding shares of stock of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned, directly or indirectly, by such Person or by one or more Subsidiaries of such Person.




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        Transfer: Any sale, assignment, pledge or other disposition of any security, or of any interest therein, which could constitute a "sale" as that term is defined in section 2(3) of the Securities Act.

        Purchaser: Wells Fargo Energy Capital, Inc..

        Warrant Price: As defined in Section 2.1 of this Warrant.

        Warrant Purchase Agreement: That certain Warrant Purchase Agreement by and between the Company and Purchaser, dated of even date herewith.


                           ARTICLE VIII. MISCELLANEOUS

        Section 8.1. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        Section 8.2. No Rights or Liabilities as Stockholder. The holder of this Warrant and all subsequent holders thereof hereby agree that except to the extent set forth herein, no provision of this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

        Section 8.3. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, addressed (a) if to any holder of any Warrant, to the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if the Company, to the attention of its President at its office maintained pursuant to subdivision (a) of Section 6.2, provided that the exercise of any Warrant shall be effective in the manner provided in Article I.

                Section 8.4. Miscellaneous.

               (a) This Warrant may be amended, waived, discharged or terminated and the Company may take any action herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder of the Warrant.

               (b) THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

               (c) The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.




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

                Section 8.5. Option, Warrants and Other Securities. The Company has outstanding the following options and warrants:

               (a) Options issued to Leonard Toboroff to purchase 500,000 shares of Common Stock at $.50 per share.

               (b) Warrants to Energy Spectrum Partners, LP, a Delaware limited partnership ("ENERGY SPECTRUM"), for 437,500 shares of Common Stock at $.15 per share and an agreement to issue an additional 875,000 warrants at the same price pursuant to this Agreement in the event that the Series A Preferred Stock of the Company held by Energy Spectrum is not redeemed on or before the first anniversary of the date of issue. Pursuant to its Certificate of Designation, the Series A Preferred Stock has conversion rights, adjustments of the conversion price, certain voting rights including the right to elect directors and both mandatory and optional redemption. Energy Spectrum has certain demand and piggyback registration rights pursuant to that certain Registration Right Agreement with the Company.

               (c) In connection with that certain Stock Purchase Agreement ("SPA") between the Company and Jens H. Mortensen, Jr. ("MORTENSEN"),
        (i) the Company is issuing to Mortensen $1,625,000 in shares of Common Stock valued at the average of the closing bid and offer price for Common Stock 30 days prior to the closing date of the SPA, (ii) Mortensen has an option to convert his 19% in stock of Jens' Oil Field Service, Inc., Texas corporation, into shares of Common Stock in accordance with terms of the option, and (iii) Mortensen has one demand registration right at his cost and piggyback registration rights.

               (d) Employment Agreement of Munawar H. Hidayatallah provides that his incentive compensation may be paid in common stock of OilQuip Rentals, Inc., a Delaware corporation ("OILQUIP") and wholly-owned subsidiary of the Company. This may provide for such incentive compensation to be paid in Common Stock.

               (e) Mountain Compressed Air, Inc., a Texas corporation ("MCAI") and wholly-owned subsidiary of OilQuip, issued warrants to Houlihan, Lokey, Howard & Zukin for 620,000 shares of its common stock, par value $0.01 per share.

               (f) The Company has entered into that certain letter agreement dated November 14, 2001 with Jefferies & Company, Inc. ("JEFFERIES"), whereby Jefferies will act as exclusive financial adviser to the Company and placement agent for up to $25,000,000 in securities of the Company. There are fees and reimbursements of expenses for services thereunder along with rights to manage or co-manage offerings, act as adviser in mergers and receive fees described therein.

               (g) The Company has entered into an agreement dated October 4, 2001 with Virginia A. Muller ("MULLER") whereby Muller will act as a financial advisor to the Company regarding a private placement offering. Muller will be entitled to (i) a success fee of 2.5% of funds raised in the offering if the investors are originated by the Company or Muller, or (ii) a success fee of 1% of funds raised in the offering if the investors are originated by a third party.




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

               (h) The Company has issued options to purchase 24,000 shares of Common Stock at $2.75 per share to eight current or former directors and/or officers of the Company, which expire March, 2010 and are not subject to any plan. The Company has a Long Term Incentive Plan (1989) (the "PLAN") which provides for grants to officers and key employees of stock options, stock appreciation rights, performance shares, restricted stock, restricted stock units and other stock-based awards. The maximum number of shares of Common Stock which may be granted pursuant to the plan is 50,000. No stock options or stock appreciation rights have been granted to date under the Plan and the Plan should have terminated by its terms.

               (i) The Company has issued options to John T. Grigsby, Jr. to purchase 10,000 shares of Common Stock at $2.75 per share. 500 shares at $0.15 per share, to be issued to Energy Spectrum Partners, LP in connection with the transactions contemplated by the Loan Agreement, such warrant to expire January 2012.




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

        This Warrant is hereby executed as of the date first above written.




                                      Allis-Chalmers Corporation



                                      By:_______________________________________
                                            Munawar H. Hidayatallah
                                            Chairman and Chief Executive Officer



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                              FORM OF SUBSCRIPTION

To ___________________________:


        The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases _________* shares of Common Stock of _________________, and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________________________, whose address is
______________________________ ___________.


Dated: ____________________________            _________________________________
                                               (Signature must conform in all
                                               respects to name of holder as
                                               specified on the face or Warrant)


                                               _________________________________
                                               (Street Address)

                                               _________________________________
                                               (City) (State) (Zip Code)

                                               _________________________________

        *Insert the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.


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


                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]


        For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _________________ the right represented by such Warrant to purchase shares of Common Stock of to which such Warrant relates, and appoints Attorney to make such transfer on the books of maintained for such purpose, with full power of substitution in the premises.

Dated: ____________________________            _________________________________
                                               (Signature must conform in all
                                               respects to name of holder as
                                               specified on the face or Warrant)


                                               _________________________________
                                               (Street Address)

                                               _________________________________
                                               (City) (State) (Zip Code)

                                               _________________________________

Signed in the presence of:

___________________________________



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
                                  EXHIBIT C TO
                           WARRANT PURCHASE AGREEMENT

================================================================================

                                     WARRANT

                           ALLIS-CHALMERS CORPORATION
                             A DELAWARE CORPORATION
                                 (THE "COMPANY")

                               TO PURCHASE 335,000

                      SHARES OF THE COMPANY'S COMMON STOCK

                                    ISSUED TO

                        WELLS FARGO ENERGY CAPITAL, INC.
                               A TEXAS CORPORATION
                                ("WARRANTHOLDER")

                           EFFECTIVE FEBRUARY 1, 2002



                This Warrant and any Shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of in the absence of such registration or an exemption therefrom under such Act. This Warrant and such Shares may be transferred only in compliance with the conditions specified in this Warrant and the Warrant Purchase Agreement, a copy of which is available from the Company to holders of this Warrant.

================================================================================


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

                           Allis-Chalmers Corporation

                                     Warrant

No. W-C                                                         February 1, 2002


        Allis-Chalmers Corporation (the "Company"), a Delaware corporation, for value received, hereby certifies that Wells Fargo Energy Capital, Inc., a Texas Corporation, or registered assigns, is entitled to purchase from the Company 335,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $0.15 par value (the "Common Stock") at any time or from time to time prior to 5:00 p.m., Houston, Texas time, on the Expiration Date (as herein defined), all subject to terms, conditions and adjustments set forth in this Warrant.

        This is the Warrant (the "Warrant") (such term to include any warrants issued in substitution therefor) originally issued pursuant to the Warrant Purchase Agreement. Certain capitalized terms used in this Warrant are defined in Article VII; unless otherwise specified, references to an "Exhibit" mean one of the exhibits attached to this Warrant, references to an "Article" mean one of the articles in this Warrant and references to a "Section" mean one of the sections of this Warrant.

                         ARTICLE I. EXERCISE OF WARRANT

        Section 1.1. Manner of Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its office maintained pursuant to subdivision (a) of Section 6.2, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Initial Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Articles II through IV.

        Section 1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 1.3 shall be deemed to have become the holder or holders of record thereof.

        Section 1.3. Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, subject to Article V, as such holder (upon payment by such holder of any applicable transfer taxes) may direct, the following:


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

                (a) Certificates. A certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise.

                (b) Warrant. In case such exercise is in part only, a new Warrant or Warrants of like tenor dated the date hereof, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1.1.

          ARTICLE II. ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE

        Section 2.1. General; Warrant Price. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Article II) be issuable upon such exercise, as designated by the holder hereof pursuant to
Section 1.1, by a fraction (the "Dilution Factor") (a) the numerator of which is the Initial Price and (b) the denominator of which is the Warrant Price in effect at the effective time of such exercise (as provided in Section 1.2). The "Warrant Price" shall initially be the Initial Price, shall be adjusted and readjusted from time to time as provided in this Article II and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Article II.

        Section 2.2. Issuance of Additional Shares of Common Stock. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to section 2.4 or 2.5) without consideration or for a consideration per share less than the Dilutive Basis, then, and in each such case, such Warrant Price shall be reduced, concurrently with such issue or sale, to the lower of the prices (calculated to the nearest cent) determined as follows:

                (a) by multiplying the Warrant Price then in existence by a fraction, the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus
        (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that, for the purposes of this Section 2.2, (i) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 2.4 or 2.5, such Additional Shares of Common Stock shall be deemed to be outstanding, and (ii) treasury shares shall not be deemed to be outstanding; and

                (b) by dividing (i) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied times the then effective

        Warrant Price plus (2) the total consideration, if any, received and deemed received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding and deemed outstanding immediately after such issue or sale.

        Section 2.3. Extraordinary Dividends and Distributions. If the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or Other Securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock, other than (a) a dividend payable in Additional Shares of Common Stock or (b) a dividend payable in cash or other property and declared out of the earned surplus of the Company as at the date thereof as increased by any credits (other than credits resulting from a revaluation of property) and decreased by any debits made thereto, then, and in each such case, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction:

                (a) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, and

                (b) the denominator of which shall be the Current Market Price on such record date, or if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading.

        Section 2.4. Treatment of Options and Convertible Securities. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, or, in the case of Appreciation Rights, the number computed in Section 2.9, shall be deemed to be the number of Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading); provided that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2.6) of such shares would be less than the Dilutive Basis in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be; and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of Convertible Securities or

Additional Shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

        Section 2.5. Treatment of Stock Dividends, Stock Splits, etc. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

        Section 2.6. Computation of Consideration. For the purpose of Article II, the following shall be used to determine the consideration received or deemed received by the Company:

                (a) Shares Actually Issued. The consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

                    (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company, and

                (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, applicable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Company.

                (b) Shares Deemed Issued. Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.4, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing,

                    (i) the present value (using a discount factor equal to the average interest rate on the Company's outstanding indebtedness to financial institutions and assuming any consideration receivable by the Company shall be received at the latest date possible under the terms of such Options or Convertible Securities) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the present value (using a discount factor equal to the average interest rate on the Company's outstanding indebtedness to financial institutions and assuming any consideration receivable by the Company shall be received at the latest date possible under the terms of the Options and Convertible Securities) of the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                    (ii) the maximum number of Additional Shares of Common Stock
                (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                (c) Stock Dividends, Etc. Additional Shares of Common Stock issued or deemed to have been issued pursuant to Section 2.5, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

                (d) Services. Additional Shares of Common Stock issued or sold or deemed issued or sold in exchange for services or the promise of future services shall be deemed to have been issued for no consideration.

        Section 2.7. Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

        Section 2.8. Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Article II) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Article II, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Article II with respect to the Warrant Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrant, so as to protect the holder of the Warrant against the effect of such dilution.

        Section 2.9. Appreciation Rights. If the Company issues or sells Appreciation Rights, a number of Additional Shares of Common Stock shall be deemed issued for purposes of this Article II and shall be computed as follows:

                (a) Value Based on Dividends. If the Appreciation Rights entitle the holder thereof to distributions or payments based on or determined with reference to dividends paid or payable on Common Stock, the number of Additional Shares of Common Stock deemed issued will be the number of shares of Common Stock that would be required to be issued such that the holder thereof would receive distribution payments equal to those paid or payable with respect to such Appreciation Rights.

                (b) Value Based on Liquidating Distributions. If the Appreciation Rights entitle the holder thereof to distributions or payments based on or determined with reference to liquidation distributions paid or payable on, or consideration received, in connection with the sale, exchange or transfer of Common Stock, the number of Additional Shares of Common Stock deemed issued will be the number of shares of Common Stock that would be required to be issued such that the holder thereof would receive distributions or payments equal to those paid or payable with respect to such Appreciation rights.

                (c) Value Based on Dividends and Liquidating Distributions. If the Appreciation Rights entitle the holder thereof to distributions based on or determined with reference to either dividends paid or payable on Common Stock and liquidating distributions paid or payable or on consolidation received in connection with the sale, exchange or transfer of Common Stock, the number of Additional Shares of Common Stock deemed issued will be the greater of the amount computed under (a) or (b) above.

                (d) Other Profits. If the Appreciation Rights entitle the holder thereof to distributions based on or determined with reference to any other measure of profit of the Company, the number of Additional Shares of Common Stock deemed issued will be the value of the Appreciation Right, as determined in the good faith judgment of the Board of Directors, divided by the Current Market Price of the Common Stock on the date of issuance of the Appreciation Right.

                    ARTICLE III. CONSOLIDATION, MERGER, ETC.

        Section 3.1. Assumption of Obligations. Notwithstanding anything contained in this Warrant to the contrary, the Company will not (a) consolidate with or merge into any other Person if the Company is not the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Company even though the Company shall be the continuing or surviving Person if, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or asset to any other Person, or (d) effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Price is provided in Section
2.2 or 2.3) of Section 3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (i) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and
(ii) the obligation to deliver to such holder such shares of stock, securities, cash or property as such holder may be entitled to receive. Nothing in this
Article III shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Loan Agreement (as defined in the Warrant Purchase Agreement).

                ARTICLE IV. OTHER PROVISIONS CONCERNING DILUTION

        Section 4.1. Other Dilutive Events. In case any event shall occur as to which the provisions of Article II or III are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Articles II and III, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

        Section 4.2. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrant from time to time outstanding, and (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of the Warrant would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such exercise.

        Section 4.3. Accountant's and Company's Report as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to verify such computation (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Company) and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Article II) on account thereof. The Company shall also prepare and certify a report stating that any computation of the fair value of property by the Board of Directors was done in good faith by the Board of Directors as required herein. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail the manner in which it was calculated. The Company will also keep copies of all such reports at its office maintained pursuant to subdivision (a) of Section 6.2 and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

        Section 4.4. Notices of Corporate Action. In the event that any of the following occurs,

                (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the company to any other Person, or

                (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date as of which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

        Section 4.5. Registration of Common Stock. If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, the Company will, at its expense, obtain the a notice of issuance, of the shares of Common Stock issuable upon exercise of the Warrant and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrant, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

        Section 4.6. Availability of Information. The Company will cooperate with each holder of any Warrant or Restricted Security in supplying such information as may be reasonably requested by such holder to complete and file any information reporting forms presently or hereafter required by the Commission to report such holder's beneficial ownership of Common Stock or Other Securities or as a condition to the availability of an exemption from the provisions of the Securities Act for the sale of any Restricted Securities.

        Section 4.7. Reservation of Stock, etc. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrant, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of the Warrant. All shares of Common Stock (or Other Securities) issuable upon exercise of the Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and non-assessable with no liability on the part of the holders thereof.

                       ARTICLE V. RESTRICTIONS ON TRANSFER

        Section 5.1. Restrictive Legends. Except as otherwise permitted by this
Article V, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of in the absence of such registration or an exemption therefrom under such Act. This Warrant and such Shares may be transferred only in compliance with the conditions specified in this Warrant."

Except as otherwise permitted by this Article V, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

                "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

        Section 5.2. Notice of Proposed Transfer; Opinions of Counsel. Prior to any transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act, the holder thereof, will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this Section 5.2. Each such notice (a) shall describe the manner and circumstances of the proposed transfer and (b) shall include an opinion of legal counsel addressed to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such transfer does not violate the Securities Act of 1933 and applicable state securities laws.

        Section 5.3. Termination of Restrictions. The restrictions imposed by this Article V upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities when such securities shall have been sold pursuant to an effective registration statement under the Securities Act or otherwise become freely transferable by the holder thereof. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new certificates representing the securities not bearing the applicable legends required by
Section 5.1.

           ARTICLE VI. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANT

        Section 6.1. Ownership of Warrant. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to subdivision (a) of Section 6.2 as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Article V, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

        Section 6.2. Office, Transfer and Exchange of Warrant.

                (a) Office. The Company will maintain an office in where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 8150 Lawndale, Houston, Texas 77012, until such time as the Company shall notify each holder of the Warrant of any change of location of such office.

                (b) New Warrant. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to subdivision (a) of this Section 6.2, the Company at its expense will (subject to compliance with Article V, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

        Section 6.3. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained


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

pursuant to subdivision (a) of Section 6.2, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                            ARTICLE VII. DEFINITIONS

        As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

        Additional Shares of Common Stock: All shares (including treasury shares) of Common Stock issued or sold (or pursuant to Section 2.4, 2.5 or 2.9, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

                (a) shares issued, (i) upon exercise of this Warrant, (ii) upon exercise of options and warrants described in Schedule 3.1(d) to the Warrant Purchase Agreement, on the terms and conditions currently in effect, (iii) to Munawar H. Hidayatallah, or his assignees, pursuant to the terms of the compensation agreement described in Schedule 3.1(d) to the Warrant Purchase Agreement, on the terms and conditions currently in effect, (iv) pursuant to any employee benefit plan or plans subsequently adopted by the Company, to the extent that such plans do not provide for the issuance of shares constituting in excess of 10% of the outstanding common stock of the Company on a fully-diluted basis.

                (b) such additional number of shares as may become issuable upon the exercise of any of the securities referred to in the foregoing clause (a) by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof, but only if and to the extent that such adjustments are required as the result of the original issuance of the Warrant, and

                (c) such additional number of shares as may become issuable upon the exercise of any of the securities referred to in the foregoing clause (a) by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof, in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock.

        Appreciation Rights: All stock appreciation rights, net profits interests or other rights entitling the holder or owner thereof to receive payments based upon or determined with reference to the distributions to holders of Common Stock or the profits of the Company.

        Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the States of Texas or New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

        Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.


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

        Common Stock: As defined in the introduction to this Warrant, such term to include (i) any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, (ii) all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference and (iii) all stock appreciation rights, phantom stock and similar contract rights the holders of which are entitled to payments based on or determined by reference to the value of the Common Stock, dividends payable with respect to Common Stock, or liquidating distributions payable with respect to Common Stock.

        Company: As defined in the introduction to this Warrant, such term to include any Person which shall succeed to or assume the obligations of the Company hereunder in compliance with Article III.

        Convertible Securities: Any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

        Current Market Price: On any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

        Dilution Factor: As defined in Section 2.1.

        Dilutive Basis: With respect to any issuance or sale or any deemed issuance or sale of Additional Shares of Common Stock from and after the date hereof, the greater of (i) the Current Market Price on the day immediately before issuance or deemed issuance and (ii) the Warrant Price on the day before issuance or deemed issuance.

        Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        Expiration Date: The tenth anniversary of the date of issuance of this Warrant.

        GAAP: Generally accepted accounting principles set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and in statements by the Financial Accounting Standards Board or in such other statement by such other entity as may be approved by a significant segment of the accounting profession; and the requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

        Initial Price: $1.00.

        Market Price: On any date specified herein, the amount per share of the Common Stock, equal to (a) the last sale price of such Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if such Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 20 days of the date as of which the determination is to be made.

        NASD: The National Association of Securities Dealers, Inc.

        Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

        Other Securities: Any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Article III or otherwise.

        Person: Any corporation, association, partnership, joint venture, trust, estate, limited liability company, organization, business, individual, government or political subdivision thereof or governmental agency.

        Restricted Securities: All of the following: (a) any Warrant bearing the applicable legend or legends referred to in Section 5.1, (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of the Warrant and which are evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of the Warrant and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section.

        Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        Subsidiary: With respect to any Person, any corporation with respect to which more than 50% of the outstanding shares of stock of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned, directly or indirectly, by such Person or by one or more Subsidiaries of such Person.

        Transfer: Any sale, assignment, pledge or other disposition of any security, or of any interest therein, which could constitute a "sale" as that term is defined in section 2(3) of the Securities Act.

        Purchaser: Wells Fargo Energy Capital, Inc..

        Warrant Price: As defined in Section 2.1 of this Warrant.

        Warrant Purchase Agreement: That certain Warrant Purchase Agreement by and between the Company and Purchaser, dated of even date herewith.

                           ARTICLE VIII. MISCELLANEOUS

        Section 8.1. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        Section 8.2. No Rights or Liabilities as Stockholder. The holder of this Warrant and all subsequent holders thereof hereby agree that except to the extent set forth herein, no provision of this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

        Section 8.3. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, addressed (a) if to any holder of any Warrant, to the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if the Company, to the attention of its President at its office maintained pursuant to subdivision (a) of Section 6.2, provided that the exercise of any Warrant shall be effective in the manner provided in Article I.

        Section 8.4. Miscellaneous.

                (a) This Warrant may be amended, waived, discharged or terminated and the Company may take any action herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder of the Warrant.

                (b) THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                (c) The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

        Section 8.5. Option, Warrants and Other Securities. The Company has outstanding the following options and warrants:

                (a) Options issued to Leonard Toboroff to purchase 500,000 shares of Common Stock at $.50 per share.

                (b) Warrants to Energy Spectrum Partners, LP, a Delaware limited partnership ("ENERGY SPECTRUM"), for 437,500 shares of Common Stock at $.15 per share and an agreement to issue an additional 875,000 warrants at the same price pursuant to this Agreement in the event that the Series A Preferred Stock of the Company held by Energy Spectrum is not redeemed on or before the first anniversary of the date of issue. Pursuant to its Certificate of Designation, the Series A Preferred Stock has conversion rights, adjustments of the conversion price, certain voting rights including the right to elect directors and both mandatory and optional redemption. Energy Spectrum has certain demand and piggyback registration rights pursuant to that certain Registration Right Agreement with the Company.

                (c) In connection with that certain Stock Purchase Agreement ("SPA") between the Company and Jens H. Mortensen, Jr. ("MORTENSEN"),
        (i) the Company is issuing to Mortensen $1,625,000 in shares of Common Stock valued at the average of the closing bid and offer price for Common Stock 30 days prior to the closing date of the SPA, (ii) Mortensen has an option to convert his 19% in stock of Jens' Oil Field Service, Inc., Texas corporation, into shares of Common Stock in accordance with terms of the option, and (iii) Mortensen has one demand registration right at his cost and piggyback registration rights.

                (d) Employment Agreement of Munawar H. Hidayatallah provides that his incentive compensation may be paid in common stock of OilQuip Rentals, Inc., a Delaware corporation ("OILQUIP") and wholly-owned subsidiary of the Company. This may provide for such incentive compensation to be paid in Common Stock.

                (e) Mountain Compressed Air, Inc., a Texas corporation ("MCAI") and wholly-owned subsidiary of OilQuip, issued warrants to Houlihan, Lokey, Howard & Zukin for 620,000 shares of its common stock, par value $0.01 per share.

                (f) The Company has entered into that certain letter agreement dated November 14, 2001 with Jefferies & Company, Inc. ("JEFFERIES"), whereby Jefferies will act as exclusive financial adviser to the Company and placement agent for up to $25,000,000 in securities of the Company. There are fees and reimbursements of expenses for services thereunder along with rights to manage or co-manage offerings, act as adviser in mergers and receive fees described therein.

                (g) The Company has entered into an agreement dated October 4, 2001 with Virginia A. Muller ("MULLER") whereby Muller will act as a financial advisor to the Company regarding a private placement offering. Muller will be entitled to (i) a success fee of 2.5% of funds raised in the offering if the investors are originated by the Company or Muller, or (ii) a success fee of 1% of funds raised in the offering if the investors are originated by a third party.

                (h) The Company has issued options to purchase 24,000 shares of Common Stock at $2.75 per share to eight current or former directors and/or officers of the Company, which expire March, 2010 and are not subject to any plan. The Company has a Long Term Incentive Plan (1989) (the "PLAN") which provides for grants to officers and key employees of stock options, stock appreciation rights, performance shares, restricted stock, restricted stock units and other stock-based awards. The maximum number of shares of Common Stock which may be granted pursuant to the plan is 50,000. No stock options or stock appreciation rights have been granted to date under the Plan and the Plan should have terminated by its terms.

                (i) The Company has issued options to John T. Grigsby, Jr. to purchase 10,000 shares of Common Stock at $2.75 per share.

        This Warrant is hereby executed as of the date first above written.


                                        Allis-Chalmers Corporation



                                        By:
                                           -------------------------------------
                                            Munawar H. Hidayatallah
                                            Chairman and Chief Executive Officer

                                     FORM OF SUBSCRIPTION

To ___________________________:

        The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases _________* shares of Common Stock of _________________, and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________________________, whose address is
______________________________ ___________.

Dated: ____________________________           __________________________________
                                               (Signature must conform in all
                                               respects to name of holder as
                                               specified on the face or Warrant)


                                              __________________________________
                                              (Street Address)

                                              __________________________________
                                              (City)   (State) (Zip Code)

                                              __________________________________

                *Insert the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

        For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _________________ the right represented by such Warrant to purchase shares of Common Stock of to which such Warrant relates, and appoints Attorney to make such transfer on the books of maintained for such purpose, with full power of substitution in the premises.

Dated:____________________________            __________________________________
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face or Warrant)

                                              __________________________________
                                              (Street Address)


                                              __________________________________
                                               (City)   (State) (Zip Code)

Signed in the presence of:

__________________________________

                  SCHEDULE 3.1(d) TO WARRANT PURCHASE AGREEMENT


                     OPTIONS, WARRANTS AND OTHER SECURITIES


        (a) Options issued to Leonard Toboroff to purchase 500,000 shares of Common Stock at $.50 per share.

        (b) Warrants to Energy Spectrum Partners, LP, a Delaware limited partnership ("ENERGY SPECTRUM"), for 437,500 shares of Common Stock at $.15 per share and an agreement to issue an additional 875,000 warrants at the same price pursuant to this Agreement in the event that the Series A Preferred Stock of the Company held by Energy Spectrum is not redeemed on or before the first anniversary of the date of issue. Pursuant to its Certificate of Designation, the Series A Preferred Stock has conversion rights, adjustments of the conversion price, certain voting rights including the right to elect directors and both mandatory and optional redemption. Energy Spectrum has certain demand and piggyback registration rights pursuant to that certain Registration Right Agreement with the Company.

        (c) In connection with that certain Stock Purchase Agreement ("SPA") between the Company and Jens H. Mortensen, Jr. ("MORTENSEN"), (i) the Company is issuing to Mortensen $1,625,000 in shares of Common Stock valued at the average of the closing bid and offer price for Common Stock 30 days prior to the closing date of the SPA, (ii) Mortensen has an option to convert his 19% in stock of Jens' Oil Field Service, Inc., Texas corporation, into shares of Common Stock in accordance with terms of the option, and (iii) Mortensen has one demand registration right at his cost and piggyback registration rights.

        (d) Employment Agreement of Munawar H. Hidayatallah provides that his incentive compensation may be paid in common stock of OilQuip Rentals, Inc., a Delaware corporation ("OILQUIP") and wholly-owned subsidiary of the Company. This may provide for such incentive compensation to be paid in Common Stock.

        (e) Mountain Compressed Air, Inc., a Texas corporation ("MCAI") and wholly-owned subsidiary of OilQuip, issued warrants to Houlihan, Lokey, Howard & Zukin for 620,000 shares of its common stock, par value $0.01 per share.

        (f) The Company has entered into that certain letter agreement dated November 14, 2001 with Jefferies & Company, Inc. ("JEFFERIES"), whereby Jefferies will act as exclusive financial adviser to the Company and placement agent for up to $25,000,000 in securities of the Company. There are fees and reimbursements of expenses for services thereunder along with rights to manage or co-manage offerings, act as adviser in mergers and receive fees described therein.

        (g) The Company has entered into an agreement dated October 4, 2001 with

Virginia A. Muller ("MULLER") whereby Muller will act as a financial advisor to the Company regarding a private placement offering. Muller will be entitled to
(i) a success fee of 2.5% of funds raised in the offering if the investors are originated by the Company or Muller, or (ii) a success fee of 1% of funds raised in the offering if the investors are originated by a third party.

        (h) The Company has issued options to purchase 24,000 shares of Common Stock at $2.75 per share to eight current or former directors and/or officers of the Company, which expire March, 2010 and are not subject to any plan. The Company has a Long Term Incentive Plan (1989) (the "PLAN") which provides for grants to officers and key employees of stock options, stock appreciation rights, performance shares, restricted stock, restricted stock units and other stock-based awards. The maximum number of shares of Common Stock which may be granted pursuant to the plan is 50,000. No stock options or stock appreciation rights have been granted to date under the Plan and the Plan should have terminated by its terms.

        (i) The Company has issued options to John T. Grigsby, Jr. to purchase 10,000 shares of Common Stock at $2.75 per share.